UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

ALLOY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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May 28, 2009

Dear Shareholder,

It is my pleasure to invite you to the Alloy, Inc. 2009 Annual Meeting of Shareholders.

We will hold the Annual Meeting at 9:00 a.m. on Thursday, July 16, 2009, at the office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, New York, NY 10017. In addition to the formal items of business, we will review the major developments of the past year and answer your questions.

This booklet includes our Notice of Annual Meeting and Proxy Statement (containing important information about the matters to be acted upon at the Annual Meeting), and is accompanied by our Annual Report on Form 10-K/A for the fiscal year ended January 31, 2009 and a proxy card. The Proxy Statement describes the business that we will conduct at the Annual Meeting and provides information about Alloy that you should consider when you vote your shares.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Matthew C. Diamond

Chief Executive Officer and Chairman

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

151 West 26th Street, 11th Floor

New York, NY 10001

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

Date:	Thursday, July 16, 2009
Time:	9:00 a.m.
Place:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Chrysler Center 666 Third Avenue New York, NY 10017

Dear Shareholder:

At the Alloy, Inc. 2009 Annual Meeting, we will ask you to:

•	elect three members to our Board of Directors as a class to serve for a three-year term ending at the 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified; and

•	ratify the appointment of BDO Seidman, LLP as our independent registered public accountants for the fiscal year ending January 31, 2010;

•	approve the Amended and Restated Alloy, Inc. 2007 Employee, Director and Consultant Stock Incentive Plan; and

•	transact any other business that may properly be presented at the Annual Meeting.

Shareholders of record at the close of business on May 26, 2009 will be entitled to vote at the Annual Meeting. A list of shareholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of our Corporate Secretary at our address above. The Proxy Statement, the accompanying form of proxy card and our Annual Report on Form 10-K/A for the fiscal year ended January 31, 2009 are being mailed to all shareholders of record on or about June 8, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

Gina R. DiGioia

Secretary

May 28, 2009

i

ii

ALLOY, INC.

151 WEST 26TH STREET, 11TH FLOOR

NEW YORK, NY 10001

PROXY STATEMENT FOR THE ALLOY, INC.

2009 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me This Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Alloy, Inc. (“Alloy” or the “Company”) is soliciting your proxy to vote at our 2009 Annual Meeting of Shareholders (the “Annual Meeting”) and any adjournments of the Annual Meeting. This Proxy Statement along with the accompanying Notice of Annual Meeting of Shareholders summarizes the purposes of the meeting and the information you need to know in order to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in accordance with the instructions set forth on the proxy card.

On or about June 8, 2009, we will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card to all shareholders entitled to vote at the Annual Meeting. Although not part of this Proxy Statement, we also will send our Annual Report on Form 10-K/A (the “Fiscal 2008 Annual Report”) for the fiscal year ended January 31, 2009 (“Fiscal 2008”).

Who Can Vote?

Only shareholders who own Alloy common stock, $.01 par value per share (“common stock”) at the close of business on May 26, 2009 are entitled to vote at the Annual Meeting.

As of May 26, 2009, we had 13,153,405 shares of common stock outstanding (excluding treasury shares).

How Many Votes Do I Have?

Each share of Alloy common stock that you own entitles you to one vote.

How Do I Vote By Proxy?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Co., or you have stock certificates, you may vote by completing and mailing the enclosed proxy card in the envelope provided. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide your bank, broker or other nominee with instructions regarding how to vote your shares, and you will receive directions from your bank, broker or other nominee explaining how to provide such nominee with your voting instructions.

How Does the Board of Directors Recommend that I Vote on the Proposals?

If you properly fill in your proxy card and send it to us in time to vote, your “proxies,” Joseph D. Frehe, our Chief Financial Officer, and/or Gina R. DiGioia, our Corporate Secretary and Chief Legal Officer, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxies will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” the election of the three nominees for director;

•	“FOR” ratification of the appointment of BDO Seidman, LLP as our independent registered public accountants for the fiscal year ending January 31, 2010; and

•	“FOR” approval of the Amended and Restated Alloy, Inc. 2007 Employee, Director and Consultant Stock Incentive Plan (the “Amended and Restated Plan”).

If any other matter is presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. As of the date of this Proxy Statement, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

This Proxy Statement and the accompanying proxy card are being mailed on or about June 8, 2009 to all shareholders entitled to notice of, and to vote at, the Annual Meeting.

We are mailing our Fiscal 2008 Annual Report with this Proxy Statement, but the Fiscal 2008 Annual Report does not constitute a part of this Proxy Statement.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following three ways:

•	you may send in another proxy with a later date;

•	you may notify our Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy;

•	you may vote in person at the Annual Meeting. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it; or

•	if your shares are held in street name, as instructed by your broker.

What if I Receive More than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote in Person?” or “How Do I Vote By Proxy” for each account to ensure that all of your shares are voted.

How Do I Vote in Person?

If you attend the Annual Meeting and plan to vote in person, we will give you a ballot when you arrive. If you hold your shares in street name or through another entity such that you are not the record owner and you plan to vote in person at the meeting, then you will have to provide to us at the meeting a full set of authorizations giving you the legal authority to vote the shares you own beneficially but held through your broker or other entity. This set of authorizations may include a proxy to you from the brokerage firm or other entity through which you hold your shares, or a series of proxies (for example, another proxy from the clearing company through which the brokerage firm holds the shares). Without a full set of authorities enabling you to vote in person the shares you own beneficially, you will not be able to vote at the meeting. Your broker or record owner on your behalf will know how to help you obtain the full set of authorizations you will need, and you are encouraged to seek their advice, as soon as possible, because we cannot arrange any of these authorizations for you.

What is the Effect of Broker Non-Votes?

If your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 2, even if it does not receive instructions from you. However, your broker will not be entitled to vote your shares on Proposal 3 if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your votes will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.

What Vote is Required to Approve Each Proposal?

Proposal 1: Elect Three Directors

The three nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accountants

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of our independent registered public accountants. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to select our independent registered public accountants. However, if our shareholders do not ratify the selection of BDO Seidman, LLP as our independent registered public accountants for the fiscal year ending January 31, 2010 (“Fiscal 2009”), our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Approve the Amended and Restated Alloy, Inc. 2007 Employee, Director and Consultant Stock Incentive Plan

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to adopt the Amended and Restated Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Therefore, any shares not voted by a customer will be treated as a broker non-vote, and such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We let only our Inspector of Elections (American Stock Transfer & Trust Co.) examine these documents. Management will not know how you voted unless such disclosure is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.

What are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will not pay these employees and directors any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have retained the proxy-soliciting firm of MacKenzie Partners, Inc. to assist us with determining the viability of the Amended and Restated Plan and its value to our shareholders, as well as soliciting votes from our shareholders in favor of such plan, at a cost of $7,500.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Votes of shareholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes will be counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission (the “SEC”) adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of the Fiscal 2008 Annual Report and Proxy Statement to any household at which two or more of our shareholders reside, if your broker or we believe that the shareholders are members of the same family. This practice, referred to as “householding”, benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded”, the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

If your household receives a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer & Trust Co., by calling its toll free number, 1-800-937-5449.

If you do not wish to participate in “householding” and would like to receive your own set of Alloy’s annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another Alloy shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•

If your Alloy shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Co., and inform it of your request by calling it at 1-800-937-5449 or writing it at American Stock Transfer & Trust Co., 6201 15th Avenue, 2nd Floor, Brooklyn, NY 11219.

•

If a broker or other nominee holds your Alloy shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage and your account number.

How Do I Obtain an Annual Report on Form 10-K/A?

If you would like a copy of our Fiscal 2008 Annual Report, which consists of our Fiscal 2008 Form 10-K/A, which we filed with the SEC on May 15, 2009, we will send you one without charge. Please write to:

Alloy, Inc.

151 West 26th Street, 11th Floor

New York, NY 10001

Attn: Investor Relations

In addition, upon written request and payment of a fee equal to our reasonable expenses, we will send you copies of any exhibit to our Fiscal 2008 Annual Report.

Electronic Access to Proxy Statement and Annual Report

This Proxy Statement and our Fiscal 2008 Annual Report may be viewed online at https://materials.proxyvote.com/019855. You may also find a copy of this proxy statement and our Fiscal 2008 Annual Report on the Internet through the SEC’s electronic data system at www.sec.gov. The information contained on our website is not included as a part of, or incorporated by reference into, this Proxy Statement.

INFORMATION ABOUT ALLOY SECURITY OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 1, 2009 for: (a) each of our executive officers named in the Summary Compensation Table set forth elsewhere in this Proxy Statement; (b) each of our directors; (c) all of our current directors, director nominees and executive officers as a group; and (d) each shareholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except where indicated in the footnotes below, the address for each director and executive officer listed is: c/o Alloy, Inc., 151 West 26th Street, 11th Floor, New York, New York 10001. We deem shares of common stock that may be acquired by an individual or group within 60 days of May 1, 2009 pursuant to the exercise of options or warrants or conversion of convertible securities to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in the footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by such shareholders. Percentage of ownership is based on 12,654,887 shares of common stock outstanding on May 1, 2009 (excluding treasury stock):

	SHARES BENEFICIALLY OWNED
Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Matthew C. Diamond	511,715	(1)	4.0%
James K. Johnson, Jr.	494,431	(1)	3.9%
Joseph D. Frehe	23,189	(2)	*
Gina R. DiGioia	34,509	(3)	*
Robert L. Bell	69,232	(4)	*
Peter M. Graham	133,477	(5)	1.1%
Samuel A. Gradess	278,070		2.2%
Edward A. Monnier	34,643	(6)	*
Anthony N. Fiore	50,856	(7)	*
Jeffrey Hollender	29,143	(8)	*
Richard Perlman	22,844	(9)	*
Dimensional Fund Advisors LP	1,235,031	(10)	9.8%
RGM Capital, LLC	919,645	(11)	7.3%
J. Carlo Cannell	873,542	(12)	6.9%
Slater Capital Management, LLC	815,713	(13)	6.4%
Potomac Capital Management, LLC	785,344	(14)	6.2%
All current directors and executive officers (11 persons) as a group.	1,682,109	(15)	13.3%

*	Represents beneficial ownership of less than one percent of the issued and outstanding common stock on May 1, 2009.
(1)	Includes: (i) 107,006 shares of restricted stock, which are subject to rights of repurchase by the Company in certain circumstances as outlined in restricted stock agreements executed by the grantee and the Company; and (ii) 85,640 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of May 1, 2009.

(2)	Includes: (i) 7,311 shares of restricted stock, which are subject to rights of repurchase by the Company in certain circumstances as outlined in a restricted stock agreement executed by the grantee and the Company; and (ii) 11,687 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of May 1, 2009.
(3)	Includes: (i) 5,397 shares of restricted stock, which are subject to rights of repurchase by the Company in certain circumstances as outlined in restricted stock agreements executed by the grantee and the Company; and (ii) 21,124 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of May 1, 2009.
(4)	Includes: (i) 2,052 shares of restricted stock, which are subject to rights of repurchase by the Company in certain circumstances as outlined in a restricted stock agreement executed by the grantee and the Company; and (ii) 61,750 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of May 1, 2009.
(5)	Includes: (i) 48,465 shares held by The Peter Graham Money Purchase Plan & Trust; (ii) 28,863 shares of restricted stock, which are subject to rights of repurchase by the Company in certain circumstances as outlined in restricted stock agreements executed by the grantee and the Company; and (iii) 27,500 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of May 1, 2009.
(6)	Includes: (i) 15,774 shares of restricted stock, which are subject to rights of repurchase by the Company in certain circumstances as outlined in restricted stock agreements executed by the grantee and the Company; and (ii) 3,750 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of May 1, 2009.
(7)	Includes: (i) 15,774 shares of restricted stock, which are subject to rights of repurchase by the Company in certain circumstances as outlined in restricted stock agreements executed by the grantee and the Company; and (ii) 1,250 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of May 1, 2009.
(8)	Includes: (i) 15,774 shares of restricted stock, which are subject to rights of repurchase by the Company in certain circumstances as outlined in restricted stock agreements executed by the grantee and the Company; and (ii) 1,250 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of May 1, 2009.
(9)	Includes (i) 15,774 shares of restricted stock, which are subject to rights of repurchase by the Company in certain circumstances as outlined in restricted stock agreements executed by the grantee and the Company; and (ii) 625 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of May 1, 2009.
(10)	Based on a filing on Form 13F-HR filed with the SEC on May 8, 2009. Dimensional Fund Advisors, LP (“Dimensional”) is deemed to have beneficial ownership of such shares based on commingled group trusts and separate accounts that are managed by Dimensional. All securities are owned by clients of Dimensional and Dimensional disclaims beneficial ownership of all such securities. Dimensional Fund Advisors LP is located at Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.
(11)	Based on a filing on Form 13F-HR filed with the SEC on May 14, 2009. Both RGM Capital, LLC and Robert G. Moses are deemed to have beneficial ownership of such shares and share voting and dispositive power with respect to such shares. RGM Capital, LLC is located at 6621 Willow Park Drive, Suite One, Naples, Florida 34103.
(12)	Based on a filing on Form 13F-HR filed with the SEC on May 15, 2009. Represents shares owned in aggregate by Anegada Master Fund Limited (“Anegada”), Tonga Partners, L.P. (“Tonga”) and Tonga Partners QP, L.P. (“Tonga QP”). Cannell Capital, LLC acts as the investment adviser to Anegada and is the general partner of and investment adviser to Tonga and Tonga QP. Mr. J. Carlo Cannell, the sole managing member of Cannell Capital, LLC, is be deemed to have beneficial ownership of such shares and has voting and dispositive power with respect to such shares. J. Carlo Cannell is located at P.O. Box 3459, 240 E. Deloney Avenue, Jackson, Wyoming 83001.
(13)	Based on a filing on Schedule 13G/A filed with the SEC on February 17, 2009. Slater Capital Management, LLC (“Slater Capital”) is an investment advisor and has investment discretion over certain managed accounts of its investment advisory clients for which it serves as investment manager. Such clients, on whose behalf the shares are held in managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares. Steven L. Martin is the manager of Slater Capital. Mr. Martin and Slater Capital have the shared power to vote or direct the vote and the shared power to dispose such shares, excepting 6,544 shares owned by Mr. Slater’s wife, of which Mr. Martin has sole power to vote or direct the vote and to dispose such shares. Excepting the shares owned by Mr. Martin’s, wife, ach of Mr. Martin and Slater Capital has disclaimed beneficial ownership of such shares except to the extent of its pecuniary interest. Slater Capital Management, LLC is located at 825 Third Avenue, 33rd Floor, New York, New York 10022.
(14)	Based on a filing on Schedule 13G filed with the SEC on March 2, 2009, filed jointly by Potomac Capital Management, LLC (“PCM”), Potomac Capital Management, Inc. (“PCM, Inc.”), Potomac Capital Management II, LLC (“PCM II”) and Paul J. Solit. Represents 423,764 shares owned by PCM, 344,970 shares owned by PCM, Inc., 14,610 shares owned by PCM II and 2,000 shares owned by Paul J. Solit. Mr. Solit is the managing member of PCM, the President and sole owner of PCM, Inc., the managing member of PCM II and is be deemed to have beneficial ownership of such shares and has voting and dispositive power with respect to such shares. Potomac Capital Management, LLC is located at 825 Third Avenue, 33rd Floor, New York, New York 10022.
(15)	Includes an aggregate of: (i) 320,731 shares of restricted stock, which are subject to rights of repurchase by us in certain circumstances as outlined in restricted stock agreements executed by the grantee and the Company; and (ii) 300,216 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of May 1, 2009.

MANAGEMENT AND CORPORATE GOVERNANCE MATTERS

The Board of Directors

Our Restated Certificate of Incorporation, as amended, and Amended and Restated By-Laws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders to serve for a three-year term. Our Board of Directors currently consists of eight members, classified into three classes as follows: (1) James K. Johnson, Jr., Peter M. Graham and Anthony N. Fiore constitute a class with a term ending at the 2009 Annual Meeting; (2) Samuel A. Gradess, Edward A. Monnier and Jeffrey Hollender constitute a class with a term ending at the 2010 Annual Meeting; and (3) Matthew C. Diamond and Richard E. Perlman constitute a class with a term ending at the 2011 Annual Meeting.

Based upon a review by the Board of Directors of all relevant information, the Board of Directors has determined that Peter M. Graham, Edward A. Monnier, Anthony N. Fiore, Jeffrey Hollender, Richard E. Perlman and, as of March 15, 2009, Samuel A. Gradess are not officers or employees of Alloy and none of such persons has a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of them is an “independent director” as that term is defined under Rule 5605(a)(2) of the NASDAQ Marketplace Rules, and is “independent” as that term is defined in the applicable rules and regulations promulgated by the SEC.

On April 7, 2009, based upon the recommendation of the Corporate Governance and Nominating Committee of our Board of Directors (the “Nominating Committee”), the Board nominated James K. Johnson, Jr., Peter M. Graham and Anthony N. Fiore for election at the Annual Meeting for a term of three years to serve until the 2012 Annual Meeting of Shareholders and until their respective successors have been elected and qualified.

Certain information about our directors and director nominees as of May 26, 2009, including their positions on standing committees of the Board of Directors, is set forth below:

Name of Director	Age	Audit	Compensation	Administration	Corporate Governance & Nominating
Outside Directors
Peter M. Graham(1)	54	Chair	Chair	—	Member
Edward A. Monnier(2)	45	—	Member	—	Chair
Anthony N. Fiore(3)	67	Member	Member	—	—
Jeffrey Hollender(4)	54	—	—	—	Member
Richard E. Perlman(5)	62	Member	—	—	—
Samuel A. Gradess(6)	43	Member	—	—	—
Employee Directors
Matthew C. Diamond(7)	40	—	—	Member	—
James K. Johnson, Jr.(8)	42	—	—	Member	—
Number of Meetings in Fiscal 2008		6	3	2	1
Number of Actions By Unanimous Written Consent		1	1	9	0

(1)	Peter M. Graham has served as one of our directors since November 1998. From 1994 through December 2004, he held various positions with Ladenburg Thalmann Group Inc., an investment banking organization, including Principal, President, Vice Chairman and Managing Director of its principal subsidiary, Ladenburg Thalmann & Co. Inc. Mr. Graham joined Ladenburg Thalmann & Co. Inc. in 1976 after having attended the Wharton School of Business at the University of Pennsylvania. Mr. Graham serves as Chairman of the Board of Seventh Generation, Inc., a privately held consumer products company.

(2)	Edward A. Monnier has served as one of our directors since March 2001. Mr. Monnier has been principal of Corridor Capital, a private equity firm, since its inception in 2005 and is currently its managing director. Previously, Mr. Monnier held various positions with Liberty Media Corporation subsidiaries from October 1999 until November 2004, including Vice President of Corporate Development & Strategy with Liberty Broadband Interactive Television, a wholly owned subsidiary of Liberty Media Corporation. From June 1997 until October 1999, Mr. Monnier served as a strategy and mergers and acquisitions consultant for LEK Consulting. Mr. Monnier received a B.A. in Anthropology and in Philosophy, both from Emory University in 1989, and a MBA from the Wharton School of Business at the University of Pennsylvania in 1996.
(3)	Anthony N. Fiore joined our Board of Directors in June 2004. Mr. Fiore was one of the founders of MarketSource Corporation, a leading marketing services company that developed and implemented award-winning programs in high schools, universities and major retail venues. He was the Executive Vice President in charge of strategic planning, sales and marketing from January 1999 through August 2004. Mr. Fiore retired from MarketSource in August 2004 after 24 years of service. He also was a board member of the Promotion Marketing Association and held executive marketing positions with Warner Lambert and American Express. Mr. Fiore holds a B.S. from Wagner College and a MBA in Finance from Pace University.
(4)	Jeffrey Hollender has served as a director since August 2004. Since 1998, he has held the position of President and Chief Executive Officer of Seventh Generation, Inc., a privately held consumer products company. From 1979 through 1987, he was President of Warner Audio Publishing, a division of Time Warner. Mr. Hollender attended Hampshire College.
(5)	Richard E. Perlman has served as a director since September 2006. Mr. Perlman is the founder of Compass Partners, L.L.C., a merchant banking and financial advisory firm specializing in corporate restructuring and middle market companies, and has served as its chairman and President since its inception in May 1995.Mr. Perlman is Co-Chairman of the Board and Co-Chief Executive of Examworks, Inc., which serves the legal and insurance industry with its panel of medical experts for trial testimony, physical examinations and file review. From October 2003 until its acquisition by Middleby Corporation in January 2009, Mr. Perlman was chairman of TurboChef Technologies, Inc. He was formerly chairman of PracticeWorks, Inc. from March 2001 until its acquisition by The Eastman Kodak Company in October 2003. From January 1998 to March 2001, he served as chairman and treasurer of AMICAS, Inc. (formerly VitalWorks, Inc.). Mr. Perlman received a B.S. in Economics from the Wharton School of the University of Pennsylvania and a Masters in Business Administration from the Columbia University Graduate School of Business.
(6)	Samuel A. Gradess joined us in July 1996 and has been a director since that time. He was appointed Secretary and Director of Finance and Administration of Alloy in January 1997. Mr. Gradess served as our Chief Financial Officer from January 1999 through August 2004 and as our Executive Vice President from August 2004 through January 2006. Mr. Gradess received his B.A. in Economics from the University of Virginia in 1987.
(7)	Matthew C. Diamond founded Alloy together with Mr. Johnson in January 1996, and served as the Director of Marketing and Planning until January 1999. He has served as one of our directors since July 1996, was appointed Chief Executive Officer in January 1999 and was elected Chairman of the Board in April 1999. Mr. Diamond received his B.A. in International Studies and Economics from the University of North Carolina at Chapel Hill in 1991 and his MBA from the Harvard Graduate School of Business in 1996. Mr. Diamond is also a director of Genesco, Inc., a publicly traded company.
(8)	James K. Johnson, Jr. founded Alloy together with Mr. Diamond in January 1996 and has been a director since that time. He was appointed President of Alloy in January 1997 and Chief Operating Officer in January 1999. From August 2004 until March 2006, Mr. Johnson served as Alloy’s Chief Financial Officer. Mr. Johnson received his B.A. in History from Hamilton College in 1989.

Meetings of the Board of Directors and Committees

Meeting Attendance. During Fiscal 2008, there were four meetings of our Board of Directors. Also, during this period, the Board of Directors acted by unanimous written consent pursuant to Delaware law on four occasions. All of our directors attended, either in person or via telephone, at least 75% or more of the total number of meetings of the Board during Fiscal 2008. During Fiscal 2008, the various standing committees of the Board of Directors met a total of 12 times and acted by unanimous written consent 11 times. All of our directors attended, either in person or via telephone, at least 75% of the committee meetings held during Fiscal 2008 on which such director served as a member. In addition to regularly scheduled meetings, a number of directors were involved in numerous informal meetings with management, offering valuable advice and suggestions on a broad range of corporate matters. The Board has adopted a policy under which each member of the Board is strongly encouraged to attend each annual meeting of our shareholders. All members of our Board of Directors except Jeffrey Hollender attended our 2008 annual shareholder meeting, either in person or telephonically.

Audit Committee. The Audit Committee of our Board or Directors (the “Audit Committee”) met six times during Fiscal 2008 and acted by unanimous written consent pursuant to Delaware law on one occasion during this period. This committee currently has four members: Peter M. Graham (Chairman), Samuel A. Gradess, Anthony N. Fiore and Richard E. Perlman. Mr. Gradess joined the committee as a replacement for Edward A. Monnier, who resigned from the Audit Committee effective April 7, 2009. Each of Messrs. Graham, Fiore, Perlman and Monnier served on the committee during Fiscal 2008. Our Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of our independent registered public accountants, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent registered public accountants and our accounting practices. The Audit Committee operates pursuant to a written charter, which charter is publicly available on our website (www.alloymarketing.com) in the corporate governance section of the Investor Relations pages.

All of the current members of the Audit Committee: (1) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the NASDAQ rules; (2) have not participated in the preparation of the financial statements of Alloy or any of its current subsidiaries at any time during the past three years; and (3) are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

Our Board of Directors has determined that our Audit Committee has at least one member who qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. The Board has determined that Peter M. Graham, based upon his experience, training and education, qualifies as an audit committee financial experts by virtue of the fact that he has (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements as well as experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions. The Board further determined that Mr. Graham is independent of management pursuant to applicable SEC rules and NASDAQ listing standards regarding the independence of board and audit committee members.

Compensation Committee. The Compensation Committee of our Board of Directors (“the Compensation Committee”) met three times during Fiscal 2008 and acted by unanimous written consent pursuant to Delaware law on one occasion during this period. This committee currently has three members: Peter M. Graham (Chairman), Anthony N. Fiore and Edward A. Monnier. Each of Messrs. Graham, Fiore and Monnier served on the committee during Fiscal 2008. Our Compensation Committee is authorized to make recommendations concerning salaries and incentive compensation for our employees and consultants, establish and approve salaries and incentive compensation for our executive officers and administer our employee benefit and equity compensation plans. The Compensation Committee may by resolution passed by a majority of its committee members, designate one or more subcommittees to carry out its functions with each subcommittee consisting of one or more members of the Compensation Committee. Any such subcommittee, to the extent provided in the resolutions of the Committee and to the extent not limited by applicable law, may exercise all the powers and authority of the Compensation Committee. The Compensation Committee follows certain processes and procedures considering and determining executive and director compensation. Please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement for more information about Fiscal 2008 executive officer compensation.

All members of the Compensation Committee qualify as an “independent director” as that term is defined under NASDAQ rules.

The Compensation Committee operates pursuant to a written charter, which charter is publicly available on our website at www.alloymarketing.com in the corporate governance section of our Investor Relations pages. Pursuant to the charter, if all of the members of our Compensation Committee do not qualify as “non-employee”

directors as such term is defined by Rule 16b-3(b)(3) of the Exchange Act, then grants of options and restricted stock to our executive officers and directors shall be made by the full Board of Directors or a sub-committee of the Compensation Committee comprised of at least two members who qualify as “non-employee” directors.

Please also see the Report of the Compensation Committee set forth elsewhere in this Proxy Statement.

Administration Committee. The Administration Committee of our Board of Directors (“the Administration Committee”) met twice during Fiscal 2008 and acted by unanimous written consent pursuant to Delaware law on nine occasions during this period. During Fiscal 2008, the Committee had two members, Matthew C. Diamond and James K. Johnson, Jr., each of whom served as an executive officer of the Company during said year. The Compensation Committee has delegated authority to the Administration Committee to make option grants subject to certain thresholds, except for grants to executive officers and directors. During Fiscal 2008, any grant made by the Administration Committee pursuant to the power granted to it by the Board of Directors required the approval of the Compensation Committee if the grant: (i) was for more than 6,250 shares to any single grantee; (ii) would, when combined with all other grants made during the fiscal quarter in which it was made, result in aggregate grants for more than 100,000 shares during such fiscal quarter, net of option cancellations and expirations during such fiscal quarter; or (iii) was to an executive officer or director of the Company. The Board of Directors has also delegated authority to the Administration Committee to approve acquisitions involving up to an aggregate of $10,000,000 of acquisition consideration within any three-month period.

Corporate Governance and Nominating Committee. The Nominating Committee met once during Fiscal 2008. Our Nominating Committee is comprised of Peter M. Graham, Edward A. Monnier and Jeffrey Hollender, all of whom have been found by the Board of Directors to be an “independent director” as that term is defined under NASDAQ rules. Each of Messrs. Graham, Monnier and Hollender served on the Nominating Committee during Fiscal 2008. Mr. Monnier has been designated Chairman of the Nominating Committee, which operates pursuant to a written charter that outlines the Board’s policies regarding the consideration of director candidates recommended by shareholders and director candidate qualifications. This charter is publicly available on our website at www.alloymarketing.com in the corporate governance section of our Investor Relations pages.

The Nominating Committee is responsible for, among other things: (i) reviewing the appropriate size, function and needs of the Board of Directors; (ii) developing the Board’s policy regarding tenure and retirement of directors; (iii) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof; (iv) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board; (v) overseeing the evaluation of management and the Board; and (vi) monitoring and making recommendations to the Board on matters relating to corporate governance. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the shareholders. In general, persons recommended by shareholders will be considered on the same basis as candidates from other sources.

If a shareholder wishes to propose a candidate for consideration as a nominee by the Nominating Committee, the recommending shareholder or group of shareholders should follow the procedures set forth in the Nominating Committee charter and deliver such recommendations to: The Corporate Governance and Nominating Committee, c/o Gina R. DiGioia, Corporate Secretary, Alloy, Inc., 151 West 26th Street, New York, NY 10001. A shareholder may also submit a director nominee for consideration pursuant to the procedures set froth in our Bylaws.

Compensation Committee Interlocks and Insider Participation. Peter M. Graham, Anthony N. Fiore and Edward A. Monnier constitute our Compensation Committee, with Mr. Graham serving as the committee chairman. Each of Messrs. Graham, Fiore and Monnier served on the committee during Fiscal 2008. None of them has ever been an employee of the Company. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has any executive officer serving as a member of our Board of Directors or Compensation Committee.

Codes of Business Conduct and Ethics

We have adopted a Code of Business Conduct, applicable to all employees, as well a Code of Ethics for Principal Executive Officers and Senior Financial Officers within the meaning of Item 406(b) of Regulation S-K. This Code of Ethics applies to our principal executive officers and senior financial officers, including our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer and Chief Technology Officer, and others performing similar functions. The Code of Ethics and the Code of Business Conduct each are publicly available on our website at www.alloymarketing.com in the corporate governance section of the Investor Relations pages. If we make substantive amendments to the Code of Ethics or the provisions of the Code of Business Conduct that are applicable to our principal executive or financial officers, or grant any waiver, including any implicit waiver of any provision of the codes as applicable to our principal executive or financial officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the NASDAQ rules.

Communicating with Our Directors

We have adopted a policy regarding shareholder communications with directors. Pursuant to that policy, shareholders who wish to communicate with our Board of Directors or with specified members of our Board of Directors, should do so by sending any communication to Alloy, Inc. Board of Directors, c/o Corporate Secretary, 151 W. 26th Street, New York, NY 10001, or by sending an email to shareholderinfo@alloy.com.

Any such communication should state the name and address of, and the number of shares beneficially owned by, the shareholder making the communication. The Chief Legal Officer will forward such communication to the full Board of Directors or to any individual member or members of the Board of Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Chief Legal Officer has the authority to discard the communication or take appropriate legal action regarding the communication.

Executive Officers

The following table sets forth certain information regarding our executive officers that are not also directors as of May 26, 2009. We have employment agreements with our Chief Executive Officer and Chairman and our Chief Operating Officer. Although all other executive officers are at-will employees, some have certain rights upon the occurrence of certain events, such as termination without cause. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement, which outlines such rights.

Name	Age	Position
Robert L. Bell(1)	59	Chief Technical Officer
Gina R. DiGioia(2)	38	Chief Legal Officer and Corporate Secretary
Joseph D. Frehe(3)	43	Chief Financial Officer

(1)	Robert L. Bell joined us in July 2000 as Chief Technology Officer. From 1998 through 2000, Mr. Bell served as Vice President of Customer Development at Edifice Information Management Systems. Mr. Bell received a B.S. from Denison University in Granville, Ohio in 1971 and a MS-AP from the Stevens Institute of Technology in 1978
(2)	Gina R. DiGioia joined us in April 2001 as the Vice-President, General Counsel. In 2004, she was recognized by the Board of Directors as our Chief Legal Officer and was appointed as the Corporate Secretary. From 1997 to 2001, Ms. DiGioia was a senior associate of the law firm Grant, Herrmann, Schwartz & Klinger, LLP. She received a B.A. in International Studies from American University in 1991 and a J.D. from the State University of New York at Buffalo School of Law in 1996.

(3)	Joseph D. Frehe joined us in March 2000 and has held various finance positions during his tenure with the Company, including Director of Financial Integration, Assistant Controller, Vice President—Finance, and Senior Vice President of Finance. In July 2007 he was promoted to Chief Financial Officer. Prior to joining the Company, Mr. Frehe held corporate finance and controllership positions at Trans Union LLC, a credit reporting company, from 1988 to 1999. He received a B.S. in accounting from the University of Illinois in 1987 and is a member of the Illinois CPA Society.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

We embrace an entrepreneurial philosophy in determining our executive officer compensation and consider a variety of factors in setting annual bonus and salaries amounts. The various factors considered include: our financial performance, such as adjusted EBITDA (i.e., earnings before interest, taxes, depreciation and amortization), year-over-year adjusted EBITDA improvement, free cash flow, net income, new product offerings, debt management, as well as each executive officer’s contributions toward that performance. In evaluating such performance, primary weight is given to our adjusted EBITDA, year-over-year adjusted EBITDA improvement and free cash flow. We believe emphasizing such profit-related goals as a basis for compensation aligns the interests of our executive officers with those of our shareholders, as performance is evaluated in the framework of a strategic financial measurement that draws a parallel to long-term shareholder value.

The compensation packages for each of our executive officers typically include both cash payments, in the form of salary and bonus, and equity-based grants, in the form of stock options and/or restricted stock. This combination of compensation elements is designed to reward recent results and motivate long-term performance. We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our executives to increase shareholder value and retain them on a cost-effective and productive basis.

For services during Fiscal 2008, the Compensation Committee awarded cash bonuses and equity grants to certain of our executive officers with the exception of options and performance-based vesting restricted stock grants to our Chief Executive Officer and Chief Operating Officer. Consideration of performance-based grants has been postponed due to the lack of a sufficient number of shares available for issuance under the 2007 Plan, which requires shareholder approval to increase that number, limitations under the 2007 Plan regarding the maximum number of shares issuable to any recipient during a given fiscal year, and the NASDAQ listing rules, which prohibit us from making equity grants to our officers, directors, employees and consultants outside of a shareholder approved equity plan. Please see “Executive Officer Compensation For Fiscal 2008 Services” section of this “Compensation Discussion and Analysis.”

Executive Officer Compensation Objectives

The Compensation Committee has primary responsibility for compensation matters relating to our five named executive officers identified in the Summary Compensation Table of this Proxy Statement. To further the entrepreneurial philosophy described above, the Compensation Committee has designed the compensation programs for our executive officers with three primary objectives, namely to reward performance, align the executives’ interests with those of our shareholders and to encourage our executives to remain in our employ.

Toward our performance objective, we consider our overall financial and operational performance and each executive’s contributions to that performance, subject to specific measurements or goals that may be set forth for the executive, if any. The elements of our compensation program that help us achieve this objective are cash bonuses and stock based compensation, in the form of restricted stock and stock options. The cash component serves as an immediate recognition of the executive’s performance while the equity based portion is designed as a long-term incentive to create shareholder value.

In furtherance of our alliance objective, stock options we issue are typically subject to a three or four year vesting schedule and have value solely to the extent the price of our stock on the date of exercise exceeds the exercise price of the stock option. Since all stock options are granted with a fair market value exercise price, stock option grants amount to an effective compensation element only if the value of our stock increases over the term of the grant. Furthermore, a portion of the restricted stock we issue is subject to a three year vesting schedule linked to continued employment and other shares of restricted stock we issue begin to vest only when our stock trades above an established premium, typically 20% of the price of our common stock on the benchmark date of March 30th, and then vests based on continued employment with us. If such stock does not trade above this premium, it is of no value to the executive. We believe that stock option and restricted stock grants are effective in aligning shareholder and executive interests as their value is directly tied to the value of our stock. The executive holding the stock options and/or restricted stock shares a downside risk or upside benefit with our shareholders.

Toward our retention objective, we consider the competitive nature of the marketplace for skilled senior executives in our industry and geographic location (specifically, New York City) and the proliferation of media and marketing companies. We attempt to design our compensation programs so that they serve as a deterrent to an executive officer in terminating employment with us. The elements of our compensation program that help us achieve this objective are annual cash bonus and stock based compensation subject to vesting schedules. Cash serves to immediately recognize the individual executive’s contribution over the past year, while the stock based compensation is designed to motivate the executive to remain with us, as vesting is linked to continued employment or our common stock trading at a certain price.

Implementing our Objectives

The Alloy, Inc. Executive Officer Incentive Compensation Plan (the “Compensation Plan”), which was approved by our shareholders in July 2008, is consistent with our compensation philosophy in that, among other things, it outlines various factors to be considered by the Compensation Committee in determining our executive officer cash and equity bonuses. The Compensation Plan specifically provides that awards of bonuses are to be based on one or more of the following performance goals: (i) net income, (ii) earnings per share, (iii) return on equity, (iv) gross margin, (v) return on assets, (vi) net sales, (vii) new products, (viii) expansion of facilities, (ix) customer satisfaction, (x) earnings, (xi) debt management, (xii) free cash flow, or (xiii) objective personal improvement. The Compensation Plan authorizes the Compensation Committee to set these performance goals on an individual area of responsibility, business segment or on a Company-wide basis, or any combination thereof. The methods for calculating the achievement of the performance goals excludes unusual or non-recurring events and other extraordinary items unless otherwise determined by the Compensation Committee. The attainment of these goals is evaluated to determine the amount of bonus compensation payable, if any. The Compensation Plan also was designed so that payments made under the Compensation Plan would comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) as discussed in the “Taxation and Accounting Compensation Considerations” section of this “Compensation Discussion and Analysis”. For Fiscal 2008 only payments to our Chief Executive Officer and Chief Operating Officer were made under the Compensation Plan. All other bonuses paid to our executive officers were discretionary although similar performance goals were used to determine bonus amounts.

We do not consider existing ownership levels as a factor in equity grant determination, other than assuring that we do not exceed the maximum grant thresholds contained in the 2007 Plan. However, the Compensation Committee recognizes the importance of awarding equity to make sure our executive officers’ interests are aligned with those of our shareholders.

We consider competitive market compensation paid by other companies when setting our executive compensation, particularly with respect to that for our Chief Executive Officer and Chief Operating Officer. However, we do not attempt to maintain a certain target percentile within a peer group or otherwise rely on such data to determine executive compensation. The Compensation Committee may draw upon its general knowledge and understanding of what executive officers at other companies earn and elements of payment thereof, as well as general industry trends.

Our Compensation Committee evaluates the compensation packages of our Chief Executive Officer and Chief Operating Officer in tandem, as both were part of our founding in 1996 and are considered integral to our continued success. Nevertheless, the Compensation Committee may establish individual performance goals, with particular consideration as to each of their respective roles, responsibilities and contribution to our overall success. The Compensation Committee evaluates each of the other executive officers individually. For all executive officers, the Compensation Committee believes the amount of compensation should reflect performance against established goals, which include the components set forth in our Compensation Plan discussed above, that are based on key company financial and operational measurements and take into account each officer’s individual contribution to that goal as well as his or her respective individual accomplishments.

The Compensation Committee typically meets during the first quarter of each fiscal year to determine bonuses payable for services rendered during the prior fiscal year and to set performance goals for the then current year. In making its bonus determinations, the Compensation Committee solicits information from our Chief Executive Officer and Chief Operating Officer regarding compensation for all executive officers, including themselves. As part of this process, the Compensation Committee conducts evaluations for each executive officer and determines the amount of bonus compensation payable. More specifically, the Compensation Committee determines if the executive officers met the established performance goals and if so, so certifies to our full Board of Directors.

The Compensation Committee convened in April and May 2009 to discuss bonuses payable to executive officers for services rendered during Fiscal 2008 and followed the processes outlined above. More specifically, the Compensation Committee solicited information from and engaged in discussions with our Chief Executive Officer and our Chief Operating Officer regarding Fiscal 2008 performance of our Chief Financial Officer, Chief Legal Officer and Chief Technology Officer, and appropriate cash bonuses and equity awards to be granted, if any. The Compensation Committee also discussed with our Chief Executive Officer and Chief Operating Officer the attainment of their performance objectives as established under the Compensation Plan and the bonus amounts to be considered for their Fiscal 2008 performance. The Compensation Committee also considered the limitations of the 2007 Plan, including the total number of available shares for issuance, the number of shares available for issuance as full value awards, and the maximum number of shares issuable to a particular recipient in any fiscal year. Given the various limitations of the 2007 Plan, the Compensation Committee approved cash bonuses and equity grant awards for certain of our executive officers for services performed during Fiscal 2008, but tabled its decision with respect to certain equity grants to our Chief Executive Officer and Chief Operating Officer. Please refer to “Fiscal 2008 Executive Officer Compensation for Fiscal 2008 Services”, “Chief Executive Officer and Chief Operating Officer Compensation”, “Chief Financial Officer Compensation”, “Chief Technology Officer Compensation”, and “Chief Legal Officer Compensation” sections of this “Compensation Discussion and Analysis” for more detailed information. A more detailed analysis of our financial and operational performance is contained in the Management’s Discussion and Analysis section of our Fiscal 2008 Annual Report.

As required by the NASDAQ listing rules, the Compensation Committee conducted discussions with respect to our Chief Executive Officer’s compensation without him present. The Compensation Committee also conducted its discussions with respect to the compensation of each of the other executive officers without such executives being present. We believe that compensation of all of our executive officers is consistent with our compensation philosophy and objectives.

Consultants and Peer Group Benchmarking

The Compensation Committee did not retain a compensation consultant during Fiscal 2008. The Compensation Committee in the fiscal year ended January 31, 2008 (“Fiscal 2007”) retained Towers Perrin, an executive compensation consulting firm, for the primary purpose of assisting the committee in establishing the material terms of the employment agreements with each of our Chief Executive Officer and Chief Operating Officer, which agreements were entered into in December 2007.

The Compensation Committee does not attempt to set compensation components to meet specific benchmarks, such as ensuring salaries are as of a certain level or that equity compensation meets a particular percentile. Moreover, the Compensation Committee considers dependence on benchmarking contrary to shareholder interests, as it can result in compensation that is unrelated to actual value delivered by the executive officers. The Compensation Committee does consider compensation programs of other companies (learned from publicly available SEC filings and similar sources, as well as general knowledge) to make certain that the Company’s executive compensation is in a reasonably competitive range.

Elements Used to Achieve Compensation Objectives

Our executive officer compensation packages typically consist of three components: annual base salary; cash bonus; and equity-based compensation in the form of stock options and restricted stock. The Compensation Committee recognizes that annual base salaries and cash bonuses the Company pays to our executive officers may be below market averages and places a greater emphasis on the importance of issuing equity grants, particularly to our Chief Executive Officer and Chief Operating Officer. However, if the proposed amendments to the 2007 Plan are not approved by our shareholders, the Compensation Committee will need to alter the compensation arrangements of Chief Executive Officer and Chief Financial Officer given the limitations of the 2007 Plan, which may include paying cash in lieu of the intended equity grants.

Annual Cash Compensation.

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Base Salaries. Base salaries are set at commencement of employment, taking into consideration the person’s position with us and the expertise that they bring to that position. Executive officer salaries are not automatically increased if the Compensation Committee believes other elements of compensation are more appropriate in light of our philosophy and stated objectives. The Compensation Committee determined this to be the case in reviewing Fiscal 2008 compensation and none of the annual base salaries of our executive officers were increased for Fiscal 2009.

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Cash Bonuses. Annual cash bonuses are generally granted to each executive officer. Cash bonuses for our Chief Executive Officer and Chief Operating Officer are determined in accordance with the Compensation Plan, and cash bonuses to our other executive officers are discretionary. Similar performance objectives and goals are set for each executive officer.

Equity-Based Compensation. We make an initial equity grant to our executive officers at the commencement of their employment with us, with the value of the grant depending upon the executive’s position and prior level of experience. Subject to and based upon the achievement of certain financial, operational, and individual objectives, and attainment of established performance goals, we also make annual equity grants of stock options and/or restricted stock in order to retain, motivate, and align the interests of our executive officers with shareholders. Because the shares have a defined value at the time the restricted stock grants are made, restricted stock grants are often perceived as having more immediate value to our executives than stock options, as stock options are issued with an exercise price equal to the current market price of our common stock, resulting in the perception that there is only a potential future value associated with option grants. Only restricted stock awards with time-based vesting were awarded to our executive officers for Fiscal 2008 services, other than our Chief Executive Officer and Chief Operating Officer, who also received equity awards consisting of stock options and restricted stock with performance based vesting.

Equity Grant Practices

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Options: All options are deemed granted when approved and are granted with an exercise price equal to our closing price reported on the NASDAQ Global Market on the date of grant. Also, as part of our equity grant practices, grants of options are typically subject to vesting schedules of three years, although in some instances such schedules have been longer. In previous years, option vest dates have been as of the date of grant. However, the Compensation Committee determined that, beginning with option grants issued to executive officers in connection with year-end evaluations for Fiscal 2008 services, vest dates should be as of March 30th in subsequent years after the grant, consistent with vest dates of restricted stock awards.

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Restricted Stock: We have a policy regarding restricted stock grants issued to executive officers as part of annual reviews, whereby the Compensation Committee determines the dollar value of such bonus, with the actual number of shares of restricted stock issuable based on the closing price of our common stock as of March 30th (or if not a business day, the closing price of the immediately preceding business day). For example, if the Board determines that an executive officer was deserving of $10,000 in restricted stock for Fiscal 2008 services, this would result in the issuance of 2,375 shares, which results from the division of such dollar amount ($10,000) by our March 30, 2009 closing price of $4.21. Also, as part of our equity grant practices, grants of time-based vesting restricted stock are typically subject to three year vesting schedules, although in some instances such schedules have been longer. Vesting dates of restricted stock issued to executive officers in connection with year-end reviews are March 30th in subsequent years after the grant.

Other Compensation. We provide our executive officers with employee benefits that are available to all of our full-time employees, such as health insurance, paid personal time off and matching 401(k) contributions. Our matching 401(k) contributions began during the first quarter of Fiscal 2007 and are available to employees over the age of 21 who have completed 1,000 hours of work during twelve months of consecutive employment with us. Our current match is 20% of the amount deferred by the employee, with a maximum match of the employee’s contribution up to 3% of eligible compensation. 100% of the match amount is vested after four years of consecutive employment.

Deferred Compensation. We offer a deferred compensation arrangement to Robert L. Bell, our Chief Technology Officer. At Mr. Bell’s election, we defer payment of a portion of Mr. Bell’s annual salary and use this deferred amount to pay the premiums on certain life insurance policies for his benefit.

Executive Officer Compensation for Fiscal 2008 Services

The Compensation Committee met in April and May 2009 to discuss the bonus amounts payable to our named executives for services rendered during Fiscal 2008. The Compensation Committee awarded the cash bonuses and equity awards set forth in the table below except for certain equity grants to our Chief Executive Officer and Chief Operating Officer. Due to the NASDAQ listing requirements and the limitations of the 2007 Plan, the Compensation Committee tabled its decision with respect to certain equity grants to our Chief Executive Officer and Chief Operating Officer until after the Annual Meeting, when it will know whether the 2007 Plan has been revised as discussed below under “Proposal 3” of this Proxy Statement. Below we set forth both the cash bonuses paid and the equity awards issued to our executive officers as well as the equity grants the Compensation Committee would have approved but for the aforementioned limitations:

Name and Principal Position	Cash Bonus	Total Value of Long Term Incentive Grant	Equity Grant	Number of Shares
Matthew C. Diamond	$400,000	$1,500,000	$200,000 in immediately vested restricted stock(1)	47,506	(2)
Chief Executive Officer			$433,334 in options to purchase the Company’s stock(1)(3)	234,235	(4)
			$433,333 in restricted stock vesting upon the share price attaining a 20% premium, with an added time-based vesting component(1)	109,427	(5)
			$433,333 in restricted stock vesting equally over a three year period(6)	102,929	(2)
James K. Johnson, Jr.	$400,000	$1,500,000	$200,000 in immediately vested restricted stock(1)	47,506	(2)
Chief Operating Officer			$433,334 in options to purchase the Company’s stock(1)(3)	234,235	(4)
			$433,333 in restricted stock vesting upon the share price attaining a 20% premium, with an added time-based vesting component(1)	109,427	(5)
			$433,333 in restricted stock vesting equally over a three year period(6)	102,929	(2)
Joseph D. Frehe	$69,500	$20,000	$20,000 in restricted stock vesting equally over a three year period(6)	4,751	(2)
Chief Financial Officer
Gina R. DiGioia	$50,000	$50,000	$50,000 in restricted stock vesting equally over a three year period(6)	11,876	(2)
Chief Legal Officer

(1)	The Compensation Committee intends to approve this grant if and when the proposed amendments to our 2007 Plan are approved.
(2)	Consistent with our equity grant practices and if applicable, the named executive’s employment agreement, the benchmark price used to calculate the number of shares of time-based restricted stock issuable was $4.21, the closing price of the Company’s common stock on March 30, 2009.
(3)	Consistent with our equity grant practices regarding vesting dates of option grants and the named executive’s respective employment agreement, the intended grant would vest equally on each of March 30, 2010, 2011 and 2012.
(4)	These options will be issued with an exercise price equal to the closing price of our common stock on the date of grant. We will use a Black-Scholes option pricing model to determine the number of options issuable, with the number set forth above being an estimate and based on the benchmark price of $4.21, the closing price of our common stock on March 30, 2009.
(5)	We used a Monte Carlo model to determine the number of shares of restricted stock to be issued, which shares would vest based on our stock price trading at a twenty percent (20%) premium above a benchmark price of $4.21, the closing price of our common stock on March 30, 2009. Accordingly, and consistent with our equity grant practices, the $4.21 benchmark price was incorporated into the model to calculate the number of shares of restricted stock issuable.

(6)	Consistent with our equity grant practices regarding vesting dates of time-based vesting restricted stock grants and, if applicable, the named executive’s respective employment agreement, the intended grant would vest equally on each of March 30, 2010, 2011 and 2012.

The Compensation Committee did not increase the annual base salaries for any of our executive officers for Fiscal 2009 services. The Compensation Committee thought it is more appropriate to reward Fiscal 2009 performance through bonus compensation and equity awards as compared with annual salary increases.

If and when the amendments to the 2007 Plan are approved by our shareholders, the Compensation Committee intends to reconvene to grant to the Chief Executive Officer and the Chief Operating Officer that number of restricted shares and/or options that at the date of grant will provide the equivalent value to the intended awards in the above table had there been provisions and sufficient shares available under the 2007 Plan in April 2009 when the Compensation Committee initially met to determine bonuses for Fiscal 2008 services. The Compensation Committee acknowledges that, in order to provide equivalency to the named executives, it may need to make modifications to the above listed grants. For example, because stock options will need to be granted with an exercise price equal to the fair market value of our common stock on the date of grant, the Compensation Committee may need to modify the stock option grants listed above depending upon whether our stock price is less or more than $4.21, the benchmark price used to determine the number of options issuable. Also, with respect to the restricted stock grant the Compensation Committee intends to use the $4.21 benchmark price as the basis for determining whether or not the 20% premium has been obtained. If our shareholders do not approve the amendments to the 2007 Stock Plan, the Compensation Committee will consider other compensation alternatives, including without limitation, paying in cash a discounted value of the intended equity award. This is not preferred as it will fail to have the long term motivation incentives of equity.

Chief Executive Officer and Chief Operating Officer Compensation

The established performance criteria for Fiscal 2008 services set for each of our Chief Executive Officer, Matthew Diamond, and our Chief Operating Officer, James K. Johnson, Jr., included:

Financial Performance of the Company

•	year-over-year adjusted EBITDA improvement; and
•	free cash flow.

Operational Performance

•	achievement of specific operational goals;
•	improved productivity;
•	reduction of costs; and
•	increased margins.

Individual Performance of the Executive

•	management efficiency;
•	developing and maintaining the skills necessary to work in a high-growth company;
•	recognizing and pursuing new business opportunities;
•	initiating and implementing programs to enhance our growth and successes;
•	leadership capabilities, such as the ability to motivate others and build a strong management team; and
•	demonstration of Company values in an effort to promote a culture of excellence and integrity.

Strategic Company Objectives and Activities

•	acquisitions, dispositions or joint ventures and expansion.

The Compensation Committee determined that each of Mr. Diamond and Mr. Johnson on balance met the performance objectives set for each of them for Fiscal 2008. As part of this determination the Compensation Committee considered our Fiscal 2008 overall financial performance as well as the goals set for each individual executive officer. With respect to the Company’s overall financial and operational performance, the Compensation Committee gave particular consideration to the following factors:

•	Significant Year over Year adjusted EBITDA improvement and free cash flow;

•	Improved year over year adjusted EBITDA of 56% despite the challenging economic environment in the last third of the year, from $10.4 million in Fiscal 2007 to $16.2 million in Fiscal 2008; and

•	Fiscal 2008 closed with a dramatic improvement in free cash flow from ($6.7) million in Fiscal 2007 to $8.4 million in Fiscal 2008.

•	Improved financial performance of our Media segment business and its continuing growth trend, as evidenced by:

•	a 28% year over year increase in Media segment revenue from $62.8 million in Fiscal 2007 to $81.8 million in Fiscal 2008;

•	a 174% year over year adjusted EBITDA improvement, from $4.3 million in Fiscal 2007 to $11.8 million in Fiscal 2008; and

•

overall growth of Media segment business, namely, Media segment business comprising in Fiscal 2008 37% and 46%, respectively, of total company revenue and adjusted EBITDA as compared to Fiscal 2005 when it comprised 22% and 35%, respectively, of total company revenue and adjusted EBITDA.

The Compensation Committee also gave particular consideration to Messrs. Diamond and Johnson’s contributions and performance in evaluating and taking action toward implementing long-term and short-term strategic goals designed to improve our financial performance and create shareholder value, including without limitation:

•	Our expanded offering of media and marketing products and services, such as the launch of the Company’s “Teen.com” interactive advertising network;

•	Increased marketplace recognition of the Alloy brand, such as the increased creative presence of our Alloy Entertainment business by means of the notoriety and success of its properties; and

•	Divestiture of the CCS domain name resulting in additional cash capital of $6 million;

•	Early and aggressive cost cutting efforts in preparation for a challenging economic climate;

•	Turnaround of the Channel One business resulting in a positive adjusted EBITDA contribution in Fiscal 2008;

•	Share repurchase program resulting in the repurchase of approximately 1.4 million shares while maintaining a conservative cash balance; and

•	Closing Fiscal 2008 with in excess of $32 million in cash and no debt.

The Compensation Committee granted the cash bonuses and certain stock-based grants, but tabled its decision regarding other equity grants for Fiscal 2008 performance to Messrs. Diamond and Johnson. The Compensation Committee made its decision pursuant to the terms of the Compensation Plan and their respective employment agreements, which provide for a cash bonus of an amount not less than 75% and a maximum of 150% of their current base salaries and a long term equity bonus made up of both stock options and restricted stock in the increments set forth in their employment agreements in an aggregate amount not less than 200% and a maximum of 300% of their current base salaries. (The material terms of the employment agreements are more fully described in the “Executive Compensation” section of this Proxy Statement.) The Compensation Committee determined that each merited a cash bonus of $600,000 equal to about 133% of their current base salaries and the long term equity incentive with a value of $1.3 million, equal to about 289% of their annual base salaries.

With respect to the cash bonuses awarded to each of Messrs. Diamond and Johnson, in lieu of paying the awarded $600,000 in all cash, the Compensation Committee elected to pay $200,000 of the total amount in immediately vested restricted stock as to further align their interests with that of our shareholders. Accordingly, if and when the proposed amendments to the 2007 Stock Plan are approved by the shareholders, $200,000 would be payable in 47,506 shares of immediately vested restricted stock. Regarding issuance of the long-term incentive equity grant with a value of $1.3 million, the Compensation Committee has approved the issuance of 102,929 shares of our stock subject to the terms of a restricted stock agreement between each of them and us, including our right of repurchase upon termination of their employment with us unless without “Cause” or resignation with “Good Reason” and which right of repurchase lapses with respect to one-third of the granted shares on each of March 30, 2010, 2011 and 2012; and if and when amendments to the 2007 Stock Plan are approved, (a) 109,427 shares of restricted stock to each of them which right of repurchase lapses when the average closing price of a share of our common stock exceeds $5.05, i.e.: 20% above the benchmark price of $4.21, the closing price of our common stock on March 30, 2009, provided that one-third of such shares shall vest no earlier than March 30, 2010, one-third shall vest no earlier than March 30, 2011 and the final one-third shall vest no earlier than March 30, 2012; and (b) 234,235 options to purchase shares of our common stock with an exercise price equal to the closing price of our common stock on the date grant with such options vesting equally over a three year period on each of March 20, 2010, 2011 and 2012. If the amendments to the 2007 Plan are not approved by our shareholders, the Compensation Committee will take such action as it deems appropriate and in the best interests of the Company and its shareholders to provide equivalency to each of Messrs. Diamond and Johnson as if the intended equity grants had been issued, including without limitation, paying in cash a discounted value of the award. Please refer to the “Executive Compensation” section of this Proxy Statement for definitions of “Cause” and “Good Reason”.

Chief Financial Officer Compensation

The Compensation Committee determined that our Chief Financial Officer, Joseph Frehe, met on balance the performance objectives set for him, which included the financial and operational goals of the Company set forth above in the Chief Executive Officer and Chief Operating Officer Compensation section as well as his personal objectives. In addition to the improved Company overall financial performance, the Compensation Committee also considered his effective management of key third party relationships, such as with our credit facility lender and independent auditors, his efforts in our company wide cost cutting initiatives, his strong operational finance skills and disciplines, his effective role in overseeing our financial reporting processes and his positive contribution in important corporate initiatives, such as our common stock repurchase program.

In recognition of his Fiscal 2008 performance, Mr. Frehe was awarded a cash bonus of $69,500 and 4,751 shares of restricted stock, which is subject to our right of repurchase upon termination of his employment unless terminated without “Cause” or resignation with “Good Reason” after a “Change of Control” as outlined in a restricted stock agreement between Mr. Frehe and us, with our right of repurchase lapsing equally over a three year period on each of March 30, 2010, 2011 and 2012. The cash bonus and equity awards payable to Mr. Frehe represents about 29% and 8%, respectively, of his annual base salary, with the aggregate value equaling about 37% of his annual base salary.

Please refer to the “Executive Compensation” section of this Proxy Statement for definitions of “Cause”, “Good Reason” and “Change of Control”.

Chief Technology Officer Compensation

The Compensation Committee determined that our Chief Technology Officer, Robert Bell met on balance the performance objectives set for him, which included the financial and operational goals of the Company set forth above in the Chief Executive Officer and Chief Operating Officer Compensation section as well as his personal objectives. The Compensation Committee considerations included Mr. Bell’s role in transition management with newly acquired businesses, resulting in lower costs and improved performance and general cost cutting initiatives.

Mr. Bell’s offer letter provides for an annual bonus of up to 30% of his annual base salary. The Compensation Committee considers such percentage to be outdated and no longer reflective of current market conditions or Mr. Bell’s current role as our Chief Technology Officer. Although the Compensation Committee determined that Mr. Bell met on balance the performance objectives set for him the previous year, it did not award to him any cash bonus or equity grants for services rendered by him during Fiscal 2008. This decision was primarily based on Mr. Bell’s current salary level, which the Compensation Committee deemed reflected the expectation that Mr. Bell would meet performance objectives.

The Compensation Committee did not increase the annual base salary for Mr. Bell for Fiscal 2009 services. His salary remains at $402,000. In addition, the Compensation Committee determined that if and when Mr. Bell is able to sublet his New York City apartment, his salary would be decreased by the amount included in his salary to cover the costs of such apartment, which the Company estimates to be approximately $65,000.

Chief Legal Officer Compensation

The Compensation Committee determined that Ms. DiGioia met on balance the performance objectives set for her, which included the financial and operational goals of the Company set forth above in the Chief Executive Officer and Chief Operating Officer Compensation section as well as the personal objectives set for her. In addition to the Company’s improved overall financial performance, the Compensation Committee considered Ms. DiGioia’s efforts in reducing legal related costs and continued initiatives in seeking further reductions, effective reorganization of the legal and business affairs department, and her lead role in our merger and acquisition related activities, such as the CCS domain name divestiture and our acquisition of gURL.com.

In determining the amount of bonus payable to Ms. DiGioia the Compensation Committee considered the terms of her offer letter which provides for an annual bonus of up to 25% of her annual base salary. However, the Compensation Committee considered such percentage to be outdated and no longer reflective of the market for an executive with Ms. DiGioia’s background and experience, as Ms. DiGioia’s offer letter had been executed approximately eight years prior to the Compensation Committee’s evaluation and it was not then Company practice to issue restricted stock as part of her annual bonus. The December 2007 amendment to her offer letter only addressed severance payable in the event she was terminated without “Cause” or resigned for “Good Reason” subsequent to a “Change of Control”.

In recognition of her Fiscal 2008 performance, Ms. DiGioia was awarded a cash bonus of $50,000 and 11,876 shares of restricted stock, which is subject to our right of repurchase upon termination of her employment unless terminated without “Cause” or resignation with “Good Reason” after a “Change of Control” as outlined in a restricted stock agreement between Ms. DiGioia and us with such right of repurchase lapsing equally over a three year period on each of March 30, 2010, 2011, and 2012. The cash bonus and equity awarded to her each represent about 22% of her annual base salary, totaling about 44% of her annual base salary.

Please refer to the “Executive Compensation” section of this Proxy Statement for definitions of “Cause”, “Good Reason” and “Change of Control”.

Employment and Severance Arrangements

The only executive officers with which we have employment agreements are Matthew C. Diamond, our Chief Executive Officer, and James K. Johnson, Jr., our Chief Operating Officer. Effective December 6, 2007, the Company entered into employment agreements with them. The Compensation Committee deems it appropriate to have employment agreements only with Messrs. Diamond and Johnson as they are the original founders of the Company. The material terms of Mr. Diamond’s and Mr. Johnson’s employment agreements are discussed below under “Executive Employment Arrangements” in the “Executive Compensation” section of this Proxy Statement.

The remaining executive officers, Robert L. Bell, our Chief Technology Officer, Joseph D. Frehe, our Chief Financial Officer, and Gina R. DiGioia, our Chief Legal Officer, are all at-will employees with whom we have executed offer letters. Effective December 6, 2007, the Company entered into a revision of the offer letter for each of Mr. Frehe and Ms. DiGioia. Each of Mr. Bell, Mr. Frehe and Ms. DiGioia is entitled to certain severance or accelerated vesting of certain equity-based grants based upon the occurrence of specific events which are discussed below under “Executive Employment Arrangements” in the “Executive Compensation” section of this Proxy Statement.

We believe that our policies on employment, termination and change of control arrangements help retain our executives by subjecting them to forfeiture of significant elements of compensation that they have accrued over their careers with us, if they leave our employ absent a change of control, cause or good reason.

Taxation and Accounting Compensation Considerations

Section 162(m) of the Internal Revenue Code, places a limit of $1,000,000 on the amount of compensation to certain officers that may be deducted by the Company as a business expense in any tax year unless, among other things, the compensation is performance-based and has been approved by the shareholders. To qualify as performance-based compensation, the amount of compensation must depend on such officer’s performance against pre-determined performance goals established by a committee that consists solely of at least two “outside” directors who have never been employed by the Company or its subsidiaries. All members of the Compensation Committee so qualify as outside directors under the IRS definition

Executive officer salaries are not considered when calculating performance-based compensation. We anticipate that performance-based incentives granted under the Compensation Plan will be exempt from the Section 162(m) limit, because they will be paid based on predetermined goals established by the Compensation Committee. The Company intends that all bonus awards payable to executive officers whose compensation is expected to be above the $1,000,000 limit discussed above meet Code Section 162(m)’s requirements, as applicable, but deductibility under Code Section 162(m) may not always be available or determinative.

Section 409A of the Internal Revenue Code imposes additional income taxes on executive officers for certain types of deferred compensation that does not comply with Section 409A. As we do not typically provide deferred compensation to our executive officers, such limitation we believe does not impact the structure of our officer compensation programs.

Section 280G of the Internal Revenue Code imposes an excise tax on payments to executives of severance or change of control compensation that exceed certain levels specified in Section 280G. The executive officers could receive the amounts set forth in the section “Potential Payments Upon Termination or Change-In-Control” in the “Executive Compensation” section of this Proxy Statement as severance or change of control payments, but the Compensation Committee does not typically consider their potential impact in compensation program design.

The Compensation Committee also considers the accounting and cash flow implications of executive compensation. In our financial statements, we record salaries and performance-based compensation incentives as expenses in the amount paid, or to be paid, to the executive officers. Accounting regulations also require us to record an expense in our financial statements for equity awards, even though equity awards are not paid as cash to employees. The accounting expense of equity awards to employees is calculated in accordance with SFAS 123R. However, the Compensation Committee deems that the advantages of equity compensation, as discussed elsewhere in this “Compensation Discussion and Analysis”, counterbalance the non-cash accounting expense associated with such equity compensation.

Potential Impact on Compensation from Executive Misconduct

If the Board determines that an executive officer has breached one or more of our policies, including our Code of Business Conduct or Code of Ethics, or engaged in any activity unbecoming of an executive officer of a publicly traded company, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoer as would be appropriate. Discipline could vary depending on the facts and circumstances, and may include, without limitation, termination of employment, initiating breach of fiduciary duty action, or if the misconduct resulted in a significant restatement of our financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or granted to the executive that is greater than would have been paid or granted if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Non-equity Incentive Plan Compensation ($)		Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)		Total
Matthew C. Diamond	2008	$450,000		$—		$400,000	(3)	$379,910	$48,941	$1,899		$1,280,750
Chief Executive Officer	2007	$450,000	(4)	$250,000		$—		$240,241	$0	$786		$941,027
	2006	$420,000		$400,000		$—		$189,821	$—	$—		$1,009,821
James K. Johnson, Jr.	2008	$450,000		$—		$400,000	(3)	$379,910	$48,941	$1,510		$1,280,361
Chief Operating Officer	2007	$450,000	(4)	$250,000		$—		$240,241	$0	$786		$941,027
	2006	$420,000		$400,000		$—		$189,821	$—	$—		$1,009,821
Joseph D. Frehe	2008	$240,000		$69,500	(5)	$—		$47,776	$1,919	$1,639		$360,834
Chief Financial Officer	2007	$240,000	(6)	$50,000		$—		$29,445	$4,684	$704		$324,833
	2006	$—		$—		$—		$—	$—	$—		$—
Gina R. DiGioia	2008	$225,000		$50,000	(5)	$—		$41,811	$2,883	$1,041		$320,735
Chief Legal Officer	2007	$225,000	(7)	$50,000		$—		$36,576	$4,863	$643		$317,082
	2006	$200,000		$30,000		$—		$24,508	$—	$—		$254,508
Robert L. Bell	2008	$402,000	(8)	$—		$—		$20,623	$3,276	$1,668		$427,567
Chief Technology Officer	2007	$402,000	(8)	$20,000		$—		$15,335	$3,553	$1,233		$442,121
	2006	$402,000	(8)	$15,000		$—		$8,333	$—	$23,100	(9)	$448,433

(1)	Amounts shown reflect the dollar amounts of compensation cost for equity-based compensation recognized for each of the named executive’s for financial statement reporting purposes for Fiscal 2008, in accordance with FAS 123R. For additional information regarding these calculations, refer to Note 3, Stock Option Based Compensation, of our consolidated financial statements in our Fiscal 2008 Annual Report. As certain of the awards have vesting conditions, their respective costs are recognized over multiple years. Consequently, the amounts shown reflect the applicable fiscal year FAS 123R cost of such awards made during such fiscal and prior years. These amounts reflect our accounting for these awards and may not correspond to the actual value that may be recognized by the executive officer. Values of restricted stock or options, if any, granted to each of the named executives in Fiscal 2009 for performance during Fiscal 2008 are not reflected.
(2)	Amounts listed for each named executive represent the Company’s contributions to the named executive’s account under its 401(k) plan, unless otherwise indicated.
(3)	Represents a cash bonus for performance during Fiscal 2008, which was paid in Fiscal 2009, per his employment agreement.
(4)	The annual base salary for each of Messrs. Diamond and Johnson was increased to $450,000 effective as of December 6, 2007.
(5)	Represents a cash bonus for performance during Fiscal 2008, which was paid in Fiscal 2009.
(6)	Mr. Frehe’s annual base salary was increased to $240,000 effective as of July 30, 2007, in connection with his promotion to Chief Financial Officer.
(7)	Ms. DiGioia’s annual base salary was increased to $225,000 effective as of July 30, 2007.

(8)	At Mr. Bell’s election, we defer payment of $100,000 of his annual base salary to pay the premiums on certain life insurance policies. This amount includes approximately $65,000 we pay to Mr. Bell to cover costs incurred in connection with his New York City apartment, which we began paying to Mr. Bell beginning September 1, 2006.
(9)	Amount represents the dollar value of rent paid by us for an apartment used by Mr. Bell on a priority basis, the lease for which was assumed by Mr. Bell beginning September 1, 2006.

In connection with our spinoff of dELiA*s, Inc. in December 2005, those executive officers in our employ at the time of the spinoff: (i) received one option to purchase dELiA*s, Inc. common stock for every two options to purchase our common stock held by such executive officer upon the completion of the spinoff; and (ii) were granted one share of dELiA*s, Inc. restricted stock for every two shares of our restricted stock held by such executive officer on the completion of the spinoff. The values of such options and restricted stock are not reflected in the Summary Compensation table above.

Grants of Plan-Based Awards—Fiscal 2008

The following table presents information regarding incentive awards granted to our named executive officers in Fiscal 2008 for services rendered during Fiscal 2007.

		Estimate Future Payouts Under Non-equity Incentive Plan Awards		Estimate Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards— Number of Shares of Stock(#)		All Other Option Awards— Number of Securities Underlying Options(#)		Exercise Price of Option Awards ($/SHARE)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Target ($)(1)	Maximum ($)(1)	Target (#)(1)	Maximum (#)(1)
Matthew C. Diamond	April 10, 2008	$337,500	$675,000	189,880	284,819	55,662	(3)	69,420	(4)	6.98	$595,765
James K. Johnson, Jr.	April 10, 2008	$337,500	$675,000	189,880	284,819	55,662	(3)	69,420	(4)	6.98	$595,765
Joseph D. Frehe	April 10, 2008	—	—	—	—	4,049	(5)	—		—	$30,003
Gina R. DiGioia	April 10, 2008	—	—	—	—	5,398	(6)	—		—	$39,999
Robert L. Bell	April 10, 2008	—	—	—	—	2,024	(7)	—		—	$14,998

(1)	Amounts shown represent possible aggregate awards during Fiscal 2008 under the named executive’s employment agreement at the target and maximum levels. Cash amounts earned due to Fiscal 2008 performance and paid during Fiscal 2009 are described and quantified in the “Summary Compensation Table” set forth above. Values of restricted stock or options, if any, granted to each of the named executives in Fiscal 2009 for performance during Fiscal 2008 are not reflected.
(2)	In accordance with FAS 123R, the fair value of option grants are estimated on the date of each grant using the Black-Scholes option-pricing model with certain weighted-average assumptions. The grant date fair value of time-based restricted stock grants made is the cost that is the fair market value on the date of grant, net of estimated forfeitures, expensed ratably over the vesting period and computed in accordance with FAS 123R. The grant date fair value of market-based restricted stock grants made is valued using the Monte-Carlo model and expensed ratably over a derived service period of two years and computed in accordance with FAS 123R. For additional information on the valuation of these assumptions, refer to Note 3, Stock Option Based Compensation, of our consolidated financial statements in our Fiscal 2008 Annual Report. These amounts reflect our accounting expense, and do not correspond to the actual value that will be recognized by the executive officers.
(3)	Number of shares of restricted stock granted to the executive officer during Fiscal 2008 for services rendered during Fiscal 2007, consisting of: (i) 26,991 shares of time-based restricted stock, which the Company has the right to repurchase the shares under certain circumstances pursuant to the restricted stock agreement under which this grant was made, which repurchase right will lapse with respect to 8,997 shares on each of April 10, 2009, 2010 and 2011; and (ii) 28,671 shares of performance-based restricted stock, which the Company has the right to repurchase the shares under certain circumstances pursuant to the restricted stock agreement under which this grant was made, which repurchase right will lapse when the average closing price of the Company’s common stock exceeds $8.89 per share for ten consecutive trading days following the grant date, provided that one-third of such shares shall vest no earlier than April 10, 2009, one-third shall vest no earlier than April 10, 2010 and the final one-third shall vest no earlier than April 10, 2011.
(4)	Number of options to purchase shares of our common stock granted to the executive officer during Fiscal 2008 for services rendered during Fiscal 2007. Pursuant to the option agreement under which the grant was made, 23,140 will become exercisable on each of April 10, 2009, 2010 and 2011.
(5)	Number of shares of restricted stock granted to the executive officer during Fiscal 2008 for services rendered during Fiscal 2007. Pursuant to the restricted stock agreement under which the grant was made, the Company has the right to repurchase the shares under certain circumstances, which repurchase right will lapse with respect to 1,349 shares on April 10, 2009, and with respect to 1,350 shares on each of April 10, 2010 and 2011.

(6)	Number of shares of restricted stock granted to the executive officer during Fiscal 2008 for services rendered during Fiscal 2007. Pursuant to the restricted stock agreement under which the grant was made, the Company has the right to repurchase the shares under certain circumstances, which repurchase right will lapse with respect to 1,799 shares on each of April 10, 2009 and 2010, and with respect to 1,800 shares on April 10, 2011.
(7)	Number of shares of restricted stock granted to the executive officer during Fiscal 2008 for services rendered during Fiscal 2007. Pursuant to the restricted stock agreement under which the grant was made, the Company has the right to repurchase the shares under certain circumstances, which repurchase right will lapse with respect to 674 shares on April 10, 2009 and with respect to 675 shares on each of April 10, 2010 and 2011.

For a full discussion regarding the amount of compensation payable to each of our executive officers for Fiscal 2008 service, as determined by our Compensation Committee, please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement.

Executive Employment Arrangements

The following narrative outlines the material terms of each executive officer’s employment arrangement with us.

Mr. Diamond’s and Mr. Johnson’s salary and bonus compensation are determined based on the terms of our Compensation Plan and their employment agreements. The material terms of their employment agreements that relate to the compensation paid in Fiscal 2008 are discussed below:

•

The employment agreements terminate on December 7, 2010 and will automatically renew for additional periods of one year, unless terminated by the Company or the executive upon at least 90 days prior written notice.

•	The executive’s base salary is set at $450,000 per year and may be subject to annual increases.

•

As soon as practicable following the close of each fiscal year, the Board or a committee of the Board will review each executive’s attainment of specified criteria established during the prior fiscal year pursuant to the Compensation Plan to determine the amount of cash bonus and equity compensation to be issued. The annual cash bonus is set at a target of no less than 75% of each executive’s then-current base salary, with a maximum annual cash bonus of 150% of his then-current base salary. Each executive is eligible to receive equity compensation at a target value equal to 200% of his then current base salary, subject to a maximum of 300% of his then current base salary: (i) one third of the value of the equity compensation is payable in options vesting equally over a three year period; one-third of the value of the equity compensation is payable in restricted stock, with the Company’s right of repurchase lapsing equally over a three year period; and (iii) the final third of the value of the equity compensation is payable in restricted stock with the Company’s right of repurchase lapsing when the closing price of the Company’s common stock trades at a 20% premium, subject to additional time-based vesting restrictions.

•

Upon a “Change of Control”, all options and time-based vesting restricted stock shall vest. Also, if in connection with a Change of Control, a premium equal to or greater than the 20% premium required for performance based vesting shares to vest is paid, then such performance based vesting shares shall automatically vest.

•

If the employment agreement is terminated by Company without “Cause” or an executive resigns with “Good Reason”, in addition to the amounts payable to the executive through the termination date, the Company will pay to the executive a lump sum amount equal to (i) his then current base salary for the period commencing on the termination date through the later of the first anniversary of the termination date or through the current term of the employment agreement, and (ii) the higher of the annualized cash bonus accrued and earned, which would be payable to the executive but for the termination, or 75%—150% of his then-current base salary.

As defined in the employment agreements:

•

“Good Reason” shall mean the occurrence of any of the following, without the executive’s prior written consent: (i) the Company’s failure to employ the executive in his current (as of December 7, 2007) or a substantially similar position, without regard to title, such that his duties and responsibilities are materially diminished without his consent; provided, that the executive’s duties, authority or responsibilities shall not be deemed to have been reduced solely as a result of the sale, closure or spin-off by the Company of one or more of its operating divisions or lines of business; (ii) a material diminution in the executive’s authority, duties or responsibilities either directly or indirectly by requiring the executive to report to anyone other than the Board; (iii) a material reduction in the executive’s then-current base salary without his consent; (iv) the executive being required to relocate to a principal place of employment more than fifty (50) miles from his principal place of employment with the Company in New York, New York; or (v) any action or inaction by the Company that constitutes a material breach of the employment agreement.

•

“Cause” shall mean: (i) the executive’s conviction of a felony, either in connection with the performance of his obligations to the Company or which otherwise materially and adversely affects his ability to perform such obligations or materially and adversely affects the business activities, reputation, goodwill or image of the Company; (ii) the willful gross neglect or malfeasance by the executive in the performance of his duties hereunder; or (iii) the executive’s breach in any material respect of his employment agreement or any applicable non-competition and confidentiality agreement between the Company and the executive, which breach is not cured within any applicable cure period; provided, however, that for the purposes of determining whether conduct constitutes willful gross neglect or malfeasance, no act on the executive’s part shall be considered “willful” unless it is done by the executive in bad faith and without reasonable belief that the executive’s action was in the best interests of the Company.

•

“Disability” shall mean the executives’ inability to substantially perform his duties hereunder, with reasonable accommodation, as evidenced by a certificate signed either by a physician mutually acceptable to the Company and the executive or, if the Company and the executive cannot agree upon a physician, by a physician selected by agreement of a physician designated by the Company and a physician designated by the executive; provided, however, that if such physicians cannot agree upon a third physician within thirty (30) days, such third physician shall be designated by the American Arbitration Association.

•

“Change of Control” shall mean the occurrence of any of the following events: (i) any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), other than the Company, any employee benefit plan of the Company or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) becomes the beneficial owner or owners (as defined in Rule 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding equity securities of the Company, or otherwise becomes entitled, directly or indirectly, to vote more than 50% of the voting power entitled to be cast at elections for directors (“Voting Power”) of the Company; (ii) a consolidation or merger (in one transaction or a series of related transactions) of the Company pursuant to which the holders of the Company’s equity securities immediately prior to such transaction or series of related transactions would not be the holders, directly or indirectly, immediately after such transaction or series of related transactions of more than 50% of the Voting Power of the entity surviving such transaction or series of related transactions;(iii) the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (iv) the liquidation or dissolution of the Company or the Company ceasing to do business.

The remaining executive officers, Robert L. Bell, our Chief Technology Officer, Joseph D. Frehe, our Chief Financial Officer, and Gina R. DiGioia, our Chief Legal Officer, are all at-will employees with whom we have executed offer letters. Effective December 6, 2007, the Company entered into a revision of the offer letter for each of Mr. Frehe and Ms. DiGioia. Each of Mr. Bell, Mr. Frehe and Ms. DiGioia is entitled to certain severance or accelerated vesting of certain equity-based grants based upon the occurrence of specific events.

The offer letter we executed with Mr. Bell provides that we will pay him an amount equal to one year of his base salary upon termination without cause. Cause is not defined in his offer letter.

The terms of the Revised Letters we executed with each of Mr. Frehe and Ms. DiGioia are the same and are as follows:

•

If the executive’s employment is terminated without “Cause” in connection with or subsequent to a “Change of Control”, we will pay the executive a severance payment equal to one year’s base salary, payable over the course of one year, any unvested options then owned by the executive would immediately vest and any restricted stock then held would continue to vest on its regular schedule, with the Company waiving its right to repurchase such stock.

•

If the executive were to resign for “Good Reason” within two years following a “Change of Control”, the executive would be eligible for a lump sum payment on the date of termination equal to one year’s base salary as severance, any unvested options then owned by the executive would immediately vest and any restricted stock then held would continue to vest on its regular schedule, with the Company waiving its right to repurchase such stock.

As defined in the Revised Letters:

•

“Cause” shall mean: (i) the executive’s failure to have failed to carry out or to perform the duties required of them in their position and such performance as reasonably determined by the Company’s Board of Directors and, if possible of being cured, continues for a period of more than 30 days after notice has been provided to them; (ii) the executive’s conviction of a felony or a crime involving moral turpitude, either in connection with the performance of their obligations to the Company or which otherwise shall adversely affect their ability to perform such obligations, shall materially adversely affect the business activities, reputation, goodwill or image of the Company; or (iii) the executive’s breach of the terms of the Non-Competition Agreement between the Company and them.

•

“Change of Control” shall mean the occurrence of any of the following events subsequent to December 6, 2007: (i) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then-outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions; (ii) a merger or consolidation of the Company (in one transaction or a series of transactions) pursuant to which the holders of the Company’s equity securities immediately prior to such transaction or series of series of related transactions would not be the holders, either directly or indirectly, immediately after such transaction or series of related of more than 50% of the voting power of the entity surviving such transaction or series of related transactions; or (iii) the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company.

•

“Good Reason” shall mean the executive’s resignation in connection with a Change of Control if, subsequent to that Change of Control, the Company fails to continue to employ the executive in their then-current position (or a substantially similar position), without regard to title, such that the executive’s duties and responsibilities are materially diminished without their consent, and the executive provides notice within 15 days of the occurrence of the condition and the Company does not cure and/or remedy the condition within 30 days of receipt of such notice.

Outstanding Equity Awards at Fiscal 2008 Year-End

The following table shows all grants of stock options and grants of unvested restricted stock outstanding on January 31, 2009, the last day of Fiscal 2008, to each of our executive officers named in the Summary Compensation Table. All dollar values, excluding option exercise prices, are rounded to the nearest whole-dollar amount:

	Number of Securities Underlying Unexercised Options			Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Name	Exercisable(#)	Unexercisable(#)
Matthew C. Diamond(1)	37,500	0		$13.28	April 18, 2011
	25,000	0		$24.92	October 18, 2011
	0	69,420	(2)	$6.98	April 10, 2018
						625	(3)	$3,113
						69,107	(4)	$344,153
						10,110	(5)	$50,348
						26,991	(6)	$134,415
						28,671	(7)	$142,782
James K. Johnson, Jr.(1)	37,500	0		$13.28	April 18, 2011
	25,000	0		$24.92	October 18, 2011
	0	69,420	(2)	$6.98	April 10, 2018
						625	(3)	$3,113
						69,107	(4)	$344,153
						10,110	(5)	$50,348
						26,991	(6)	$134,415
						28,671	(7)	$142,782
Joseph D. Frehe(1)	2,500	0		$26.04	March 19, 2010
	62	0		$13.40	April 20, 2010
	1,000	0		$11.20	January 7, 2011
	1,875	0		$11.88	January 31, 2011
	3,749	0		$19.08	November 12, 2011
	625	0		$7.04	November 23, 2013
	938	0		$6.96	May 23, 2014
	625	313	(8)	$7.80	May 31, 2015
						905	(9)	$4,507
						2,247	(10)	$11,190
						3,487	(11)	$17,365
						4,049	(12)	$20,164
Gina R. DiGioia(1)	6,250	0		$13.32	April 2, 2011
	1,250	0		$19.08	November 12, 2011
	3,750	0		$16.60	April 10, 2012
	2,499	0		$6.84	February 13, 2013
	4,250	0		$9.12	May 1, 2013
	1,250	0		$5.84	September 29, 2014
	1,406	469	(13)	$7.64	June 1, 2015
						816	(14)	$4,064
						955	(15)	$4,756
						1,685	(16)	$8,391
						5,398	(17)	$26,882

	Number of Securities Underlying Unexercised Options		Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Name	Exercisable(#)	Unexercisable(#)
Robert L. Bell(1)	28,125	0	$19.76	July 18, 2010
	3,625	0	$11.88	January 31, 2011
	8,750	0	$16.72	September 19, 2011
	7,500	0	$15.16	September 23, 2011
	5,000	0	$11.04	October 6, 2012
	6,250	0	$6.84	February 13, 2013
	2,500	0	$8.84	March 23, 2015
					680	(18)	$3,386
					1,404	(19)	$6,992
					2,024	(20)	$10,080

(1)	In connection with the Company’s spinoff of dELiA*s, Inc. in December 2005, this executive officer: (i) received one option to purchase dELiA*s, Inc. common stock for every two options to purchase our common stock held by the executive officer upon the completion of the spinoff; and (ii) was granted one share of dELiA*s, Inc. restricted stock for every two shares of our restricted stock held by the executive officer upon the completion of the spinoff. Such options and restricted stock are not reflected in the table above.
(2)	23,140 of the granted options vested on April 10, 2009 and 23,140 of the granted options vest on each of April 10, 2010 and 2011.
(3)	The Company’s right of repurchase lapsed with respect to 625 of the granted shares on February 1, 2009.
(4)	The Company’s right of repurchase lapsed with respect to 13,821 of the granted shares on February 1, 2009, lapses with respect to 13,821 of the granted shares on each of February 1, 2010 and 2011, and lapses with respect to 13,822 of the granted shares on each of February 1, 2012 and 2013.
(5)	The Company’s right of repurchase lapsed with respect to 5,055 of the granted shares on April 5, 2009 and lapses with respect to 5,055 of the granted shares on April 5, 2010.
(6)	The Company’s right of repurchase lapsed with respect to 8,997 of the granted shares on April 10, 2009 and lapses with respect to 8,997 of the granted shares on each of April 10, 2010 and 2011.
(7)	The Company’s right of repurchase lapses when the average closing price of a share of Company common stock exceeds $8.89, provided that one-third of the shares shall vest no earlier than April 10, 2009, one-third shall vest no earlier than April 10, 2010 and the final one-third shall vest no earlier than April 10, 2011.
(8)	313 of the granted options vest on June 1, 2009.
(9)	The Company’s right of repurchase lapsed with respect to 905 of the granted shares on February 1, 2009.
(10)	The Company’s right of repurchase lapsed with respect to 1,123 of the granted shares on April 2, 2009 and lapses with respect to 1,124 of the granted shares on April 2, 2010.
(11)	The Company’s right of repurchase lapses with respect to 1,743 of the granted shares on July 30, 2009 and with respect to 1,744 of the granted shares on July 30, 2010.
(12)	The Company’s right of repurchase lapsed with respect to 1,349 of the granted shares on April 10, 2009 and lapses with respect to 1,350 of the granted shares on each of April 10, 2010 and 2011.
(13)	469 of the granted options vest on June 1, 2009.
(14)	The Company’s right of repurchase lapsed with respect to 816 of the granted shares on February 1, 2009.
(15)	The Company’s right of repurchase lapses with respect to 955 of the granted shares on June 12, 2009.
(16)	The Company’s right of repurchase lapsed with respect to 842 of the granted shares on April 5, 2009 and lapses with respect to 843 of the granted shares on April 5, 2010.
(17)	The Company’s right of repurchase lapsed with respect to 1,799 of the granted shares on April 10, 2009, lapses with respect to 1,799 of the granted shares on April 10, 2010 and with respect to 1,800 of the granted shares on April 10, 2011.
(18)	The Company’s right of repurchase lapsed with respect to 680 of the granted shares on February 1, 2009.
(19)	The Company’s right of repurchase lapsed with respect to 702 of the granted shares on April 5, 2009 and lapses with respect to 702 of the granted shares of April 5, 2010.
(20)	The Company’s right of repurchase lapsed with respect to 674 of the granted shares on April 10, 2009 and lapses with respect to 675 of the granted shares on each of April 10, 2010 and 2011.

Option Exercises and Stock Vested in Fiscal 2008

The following table shows information regarding exercises of options to purchase our common stock and vesting of restricted stock awards held during Fiscal 2008 by our executive officers named in the Summary Compensation Table:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)		Value Realized on Vesting($)(1)
Matthew C. Diamond	0	$0	19,500	(2)	$148,411
James K. Johnson, Jr.	0	$0	19,500	(2)	$148,411
Joseph D. Frehe	0	$0	3,771	(3)	$27,480
Gina R. DiGioia	0	$0	3,238	(4)	$24,160
Robert L. Bell	0	$0	1,382	(5)	$10,267

(1)	Amounts shown in this column are rounded to the nearest whole-dollar amount and do not necessarily represent the actual value realized from the sale of the shares acquired upon lapsing of our rights to repurchase restricted stock because, in many cases, the shares are not sold upon such lapse but instead continue to be held by the executive officer. The value realized is calculated by multiplying the number of lapsed shares by the closing price of our common stock on the NASDAQ Global Market on the business day immediately preceding the vest date. For stock options, the value realized on exercise represents the excess of the market value of the underlying shares on the date of exercise over the exercise price. For restricted stock, the value realized on vesting does not reflect the deduction of shares withheld for taxes (and corresponding reduction in value).
(2)	14,446 shares vested on February 1, 2008 and 5,054 shares vested on April 5, 2008.
(3)	905 shares vested on February 1, 2008, 1,123 shares vested on April 2, 2008 and 1,743 shares vested on July 30, 2008.
(4)	816 shares vested on February 1, 2008, 625 shares vested on April 2, 2008, 842 shares vested on April 5, 2008 and 955 shares vested on June 12, 2008.
(5)	680 shares vested on February 1, 2008 and 702 shares vested on April 5, 2008.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Non-Qualified Deferred Compensation

The following table provides information with respect to the contributions, earnings, withdrawals and balances under the executive deferred compensation plan for Robert Bell, the only executive participant.

Name	Executive Contributions in Last Fiscal Year($)	Registrant Contributions in Last Fiscal Year($)	Aggregate Earnings in Last Fiscal Year($)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance at Last Fiscal Year End($)
Matthew C. Diamond	—	—	—	—	—
James K. Johnson, Jr.	—	—	—	—	—
Joseph D. Frehe	—	—	—	—	—
Gina R. DiGioia	—	—	—	—	—
Robert L. Bell	$100,000	$0	$32,337	—	$804,386

Potential Payments Upon Termination or Change-In-Control

As described in the “Compensation Discussion and Analysis”, certain of our executive officers have severance or change of control agreements with us. The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements as if the executive officer’s employment had terminated on January 31, 2009, the last day of our fiscal year, given the executive officer’s compensation and service levels as of such date and, if applicable, based on our closing stock price of $4.98 per share on that date. These benefits and payments are in addition to any benefits available generally to terminated employees, such as payment for accrued but unused paid time off and COBRA rights.

Matthew C. Diamond (Chief Executive Officer) and James K. Johnson, Jr. (Chief Operating Officer)

Pursuant to our employment agreements with Messrs. Diamond and Johnson:

•

If either of Mr. Diamond or Mr. Johnson had been terminated without “Cause” or resigned for “Good Reason” on January 31, 2009, he would have been entitled to: (i) $830,769, which represents a lump sum payment of his base salary in effect upon such date through December 6, 2010, the end of the then-current term of his employment agreement; (ii) $675,000, which represents a lump sum payment of his maximum annual cash bonus for Fiscal 2008; and (iii) acceleration of his lapsing rights as to 135,504 shares of restricted stock with a value of $674,810 on such date.

•	If either of Mr. Diamond or Mr. Johnson had been terminated for “Cause” or resigned without “Good Reason” on January 31, 2009, he would not have been entitled to any payment.

•

In the event the Company underwent a “Change of Control” on January 31, 2009, each of Messrs. Diamond and Johnson would have been entitled acceleration of his lapsing rights as to 106,833 shares of restricted stock with a value of $532,028 on such date. Additionally, if an amount equal to or greater than $8.89 per share of our common stock was paid in connection with such “Change of Control”, then each of Messrs. Diamond and Johnson would have been entitled to an acceleration of his lapsing rights as to 28,671 market-based vesting shares with a value of $142,782 on such date.

•

If either of Mr. Diamond or Mr. Johnson had been terminated as a result of death or disability on January 31, 2009, he would have been entitled to: (i) $112,500, payable over the course of three months, (ii) $400,000, the amount of his accrued but unpaid bonus for services rendered during Fiscal 2008; and (iii) acceleration of his lapsing rights as to 135,504 shares of restricted stock with a value of $674,810 on such date.

In addition, in connection with any termination, Mr. Diamond or Mr. Johnson would be entitled to any other benefits payable to other terminated senior executives so long as we are obligated to continue payment of their base salaries, such as health benefits. Please see the “Executive Employment Arrangements” section above for definitions of the terms “Cause”, “Good Reason” and “Change of Control”, as they relate to Messrs. Diamond and Johnson.

Joseph D. Frehe (Chief Financial Officer)

Pursuant to our offer letter, as revised, with Mr. Frehe:

•

If we had terminated Mr. Frehe’s employment on January 31, 2009 without “Cause” in connection with or subsequent to a “Change of Control” of us, he would have been entitled to: (i) $240,000, payable over the course of one year; and (ii) acceleration as to 11,687 options to purchase shares of our common stock, which had no positive value on such date. Additionally, 10,688 shares of restricted stock subject to rights of repurchase by us on that date would continue to lapse in accordance with the terms of restricted stock agreements between Mr. Frehe and us, except that our right of repurchase with regard to such shares would terminate.

•

If Mr. Frehe had resigned for “Good Reason” on January 31, 2009 and such date were within two years following a “Change of Control”, he would have been entitled to: (i) $240,000, payable as a lump sum; and (ii) acceleration as to 11,687 options to purchase shares of our common stock, which had no positive value on such date. Additionally, 10,688 shares of restricted stock subject to rights of repurchase by us on that date would continue to lapse in accordance with the terms of restricted stock agreements between Mr. Frehe and us, except that our right of repurchase with regard to such shares would terminate.

Please see the “Executive Employment Arrangements” section above for definitions of the terms “Cause”, “Good Reason” and “Change of Control”, as they relate to Mr. Frehe.

Robert L. Bell (Chief Technology Officer)

If we had terminated Mr. Bell’s employment on January 31, 2009 without “Cause” he would have been entitled to $402,000, payable over the course of one year.

Gina R. DiGioia (Chief Legal Officer)

Pursuant to our offer letter, as revised, with Ms. DiGioia:

•

If we had terminated Ms. DiGioia’s employment on January 31, 2009 without “Cause” in connection with or subsequent to a “Change of Control” of us, she would have been entitled to: (i) $225,000, payable over the course of one year; and (ii) acceleration as to 21,124 options to purchase shares of our common stock, which had no positive value on such date. Additionally, 8,854 shares of restricted stock subject to rights of repurchase by us on that date would continue to lapse in accordance with the terms of restricted stock agreements between Ms. DiGioia and us, except that our right of repurchase with regard to such shares would terminate.

•

If Ms. DiGioia had resigned for “Good Reason” on January 31, 2009 and such date were within two years following a “Change of Control”, she would have been entitled to: (i) $225,000, payable as a lump sum; and (ii) acceleration as to 21,124 options to purchase shares of our common stock, which had no positive value on such date. Additionally, 8,854 shares of restricted stock subject to rights of repurchase by us on that date would continue to lapse in accordance with the terms of restricted stock agreements between Ms. DiGioia and us, except that our right of repurchase with regard to such shares would terminate.

Please see the “Executive Employment Arrangements” section above for definitions of the terms “Cause”, “Good Reason” and “Change of Control”, as they relate to Ms. DiGioia.

Non-Employee Director Compensation for Fiscal 2008

The following table sets forth the total compensation paid, accrued or expensed during Fiscal 2008 by us to each non-employee director who served during Fiscal 2008, rounded to the nearest whole-dollar amount:

Name of Director	Fees Earned or Paid in Cash($)(1)	Stock Awards($)(2)	Option Awards($)(2)	All Other Compensation($)	Total($)
Peter M. Graham(3)(4)(5)	$99,000	$73,332	$626	$0	$172,958
Edward A. Monnier(3)(4)(6)	$58,000	$49,999	$626	$0	$108,625
Anthony N. Fiore(3)(4)(7)	$44,000	$49,999	$626	$0	$94,625
Jeffrey Hollender(3)(4)(8)	$35,000	$49,999	$593	$0	$85,592
Richard E. Perlman(4)(9)	$36,000	$41,951	$1,589	$0	$79,540
Samuel A. Gradess(3)(10)	$100,000	$0	$0	$0	$100,000

(1)	Amount of compensation paid in cash for Board and committee service in Fiscal 2008. We also reimbursed each outside director reasonable expenses incurred by them in connection with their board services, such as hotel, transportation and telephone charges, which amounts are not reflected above.
(2)	Amounts shown reflect the dollar amounts of compensation cost for equity-based compensation recognized for each of the non-employee directors for financial statement reporting purposes for Fiscal 2008, in accordance with FAS 123R. For additional information regarding these calculations, refer to Note 3, Stock Based Compensation, of our consolidated financial statements in our Fiscal 2008 Annual Report. As certain of the awards have vesting conditions, their respective costs are recognized over multiple years. Consequently, the amounts shown reflect the Fiscal 2008 FAS 123R cost of such awards made during Fiscal 2008 and prior years. These amounts reflect our accounting expense for these awards and may not correspond to the actual value that may be recognized by the non-employee director. Values of restricted stock or options, if any, granted to each of the non-employee directors in Fiscal 2009 are not reflected.
(3)	In connection with our spinoff of dELiA*s, Inc. in December 2005, this director: (i) received one option to purchase dELiA*s, Inc. common stock for every two options to purchase our common stock held by such executive officer upon the completion of the spinoff; and (ii) were granted one share of dELiA*s, Inc. restricted stock for every two shares of our restricted stock held by such executive officer on the completion of the spinoff. Such options and restricted stock are not reflected in the table above.
(4)

We issue to each non-employee director, other than Samuel Gradess, on an annual basis the number of shares of our common stock that could be purchased for $50,000. These shares of restricted stock are issued on February 1st of each year with the number of shares based on the closing price of our common stock as of February 1st. Additionally, effective Fiscal 2009, we issue on an annual basis to the lead independent director, currently Peter M. Graham, the number of shares of our common stock that could be purchased for $35,000, subject to repurchase by the Company in the event the recipient ceases to serve on our Board of Directors, with such repurchase right lapsing equally over three years on the anniversary of the date of grant. These shares of restricted stock are to be issued on February 1st of each year with the number of shares based on the closing price of our common stock as of February 1st. However, when this annual grant was approved by our Board of Directors in April 2008, the Board also approved the issuance to Mr. Graham of $70,000 in restricted stock at such time. The grants issued to each of the non-employee directors during Fiscal 2008 had the following fair values on the applicable grant date: Mr. Graham, $120,005; Mr. Monnier, $50,004; Mr. Fiore, $50,004; Mr. Hollender, $50,004; and Mr. Perlman, $50,004. The grant date fair value of time-based restricted stock grants made is the cost that is the fair market value on the date of grant, net of estimated forfeitures, expensed ratably over the vesting period and computed in accordance with FAS 123R.

(5)	As of January 31, 2009, Mr. Graham had: (i) options to purchase 27,500 shares of our common stock, all of which were exercisable; and (ii) 20,826 shares of restricted stock, which are subject to rights of repurchase by us in certain circumstances as outlined in restricted stock agreements executed by Mr. Graham and us.
(6)	As of January 31, 2009, Mr. Monnier had: (i) options to purchase 3,750 shares of our common stock, all of which were exercisable; and (ii) 10,786 shares of restricted stock, which are subject to rights of repurchase by us in certain circumstances as outlined in restricted stock agreements executed by Mr. Monnier and us.
(7)	As of January 31, 2009, Mr. Fiore had: (i) options to purchase 1,250 shares of our common stock, all of which were exercisable; and (ii) 20,826 shares of restricted stock, which are subject to rights of repurchase by us in certain circumstances as outlined in restricted stock agreements executed by Mr. Fiore and us.
(8)	As of January 31, 2009, Mr. Hollender had: (i) options to purchase 1,250 shares of our common stock, all of which were exercisable; and (ii) 10,786 shares of restricted stock, which are subject to rights of repurchase by us in certain circumstances as outlined in restricted stock agreements executed by Mr. Hollender and us.
(9)	As of January 31, 2009, Mr. Perlman had: (i) options to purchase 1,250 shares of our common stock, of which 625 were exercisable; and (ii) 9,783 shares of restricted stock, which are subject to rights of repurchase by us in certain circumstances as outlined in a restricted stock agreement executed by Mr. Perlman and us.
(10)	In lieu of the compensation described herein payable to non-employee directors for service on our Board of Directors, Mr. Gradess receives $25,000 for each fiscal quarter during which he serves as a director without interruption, in addition to any standing committee fees to which he may otherwise be entitled. We also make available to Mr. Gradess an office and certain related office services, which values are not reflected above.

Director Compensation Policy

The following is a description of our non-employee director compensation policy:

Cash Compensation

For service on our Board of Directors, other than Samuel A. Gradess, each non-employee director, receives: (i) a quarterly retainer of $6,000; and (ii) $1,000 for each meeting of the Board attended, whether in person or telephonically. In addition, all non-employee directors receive: (iii) $2,000 per quarter for each standing committee on which such member serves; and (iv) an additional $1,500 per quarter for each standing committee on which such member serves as chairman. The Board’s lead independent director, currently Peter M. Graham, receives an additional $35,000 per fiscal year, which amount is payable quarterly in equal installments. We also reimburse all non-employee directors for their reasonable out-of-pocket expenses in connection with their service on the Board of Directors, such as travel, hotel and telephone charges.

In lieu of the compensation described above payable to non-employee directors for service on our Board of Directors, we pay Mr. Gradess $25,000 for each fiscal quarter during which he serves on the Board, payable following the end of such fiscal quarter, in addition to any standing committee fees to which he may otherwise be entitled. We also make available to Mr. Gradess an office and certain office services.

Equity Compensation

In addition to the cash compensation described above, upon the appointment or initial election of a non-employee director, such director is granted an option to purchase 1,250 shares of our common stock. These options vest equally on each of the first four anniversaries of the grant date, provided that the recipient is still a non-employee of our Board of Directors at the opening of business on such date. Each option has a term of ten years and the exercise price for each option is equal to the closing price for the common stock on the business day immediately preceding the date of grant or the grant date, as reported on the NASDAQ Global Market, depending upon when such options are issued and under which equity plan. More specifically, after June 14, 2007 the effective date of the 2007 Plan, all options issued under the 2007 Plan are by the terms of the 2007 Plan to be issued with an exercise price equal to the value of the closing price of our common stock on the date of grant.

We also issue to each non-employee director, other than Samuel Gradess, on an annual basis the number of shares of our common stock that could be purchased for $50,000. These shares of restricted stock are issued on February 1st of each year with the number of shares based on the closing price of our common stock as of February 1st. These restricted stock shares are issued pursuant to the 2007 Plan and are subject to the terms and conditions of such 2007 Plan. These shares are also subject to the terms of the restricted stock agreement executed between the non-employee director and us, which, among other things, provides that the non-employee director forfeit all of the shares granted under such agreement which have not yet lapsed upon the occurrence of certain events (the “Forfeiture Right”), which Forfeiture Right lapses equally on February 1st of the first three years subsequent to the grant date.

Effective Fiscal 2009, we issue on an annual basis to the lead independent director, currently Peter M. Graham, the number of shares of our common stock that could be purchased for $35,000, subject to repurchase by the Company in the event the recipient ceases to serve on our Board of Directors, with such repurchase right lapsing equally over three years on the anniversary of the date of grant. These shares of restricted stock are to be issued on February 1st of each year with the number of shares based on the closing price of our common stock as of February 1st. However, when this annual grant was approved by our Board of Directors in April 2008, the Board also approved the issuance to Mr. Graham of $70,000 in restricted stock at such time. These restricted stock shares were issued pursuant to the 2007 Plan and are subject to the terms and conditions of such 2007 Plan. These shares are also subject to the terms of the restricted stock agreement executed between the lead independent director and us, which, among other things, provides that the lead independent director forfeit all of the shares granted under such agreement which have not yet lapsed upon the occurrence of certain events, which Forfeiture Right lapses equally on February 1st of the first three years subsequent to the grant date.

On February 1, 2009, we granted to each non-employee director then in service, other than Samuel Gradess, 10,040 shares of restricted stock. Peter M. Graham received an additional grant of 7,208 shares of restricted stock for his service as lead independent director.

Equity Compensation Plan Information

The following table contains information about our common stock that may be issued upon the exercise of options, warrants or rights under all of our equity compensation plans as of January 31, 2009.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants And Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity Compensation Plans Approved by Stockholders(1)	2,167,433	$11.83	1,110,764	(3)
Equity Compensation Plans Not Approved by Stockholders(2)	122,529	$10.67	—
Total	2,289,962	$11.76	1,110,764

(1)	Consists of our Amended and Restated 1997 Employee, Director and Consultant Stock Option and Stock Incentive Plan (the “1997 Plan”), the iTurf 1999 Amended and Restated Stock Incentive Plan (the “iTurf Plan”) and the 2007 Plan.
(2)	Consists of our Amended and Restated 2002 Incentive and Non-Qualified Stock Option Plan (the “2002 Plan”). The 2002 Plan was adopted by our Board as a broad-based plan with the intention that the primary recipients would be new employees. The 2002 Plan provided for the granting of non-qualified options and stock grants only and was terminated in June 2007, when our shareholders approved the 2007 Plan.
(3)	Includes shares available for issuance under the 2007 Plan, as that is our only effective plan.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of our Board of Directors has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K, which appears elsewhere in this Proxy Statement, with management. Based on this review and discussions, the Compensation Committee has recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this 2008 Proxy Statement. The following independent directors, who comprise the Compensation Committee, provide this report:

Members of the Compensation Committee:

Peter M. Graham (Chairman)

Anthony N. Fiore

Edward A. Monnier

REPORT OF THE AUDIT COMMITTEE

The Audit Committee, which consists entirely of non-employee directors who meet the independence and experience requirements of the NASDAQ Stock Market, LLC, has furnished the following report on Audit Committee matters:

The Audit Committee acts pursuant to a written charter which is reviewed periodically by the Board of Directors of the Company and which is available on our website at www.alloymarketing.com. The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its audit process. In addition, the Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work of BDO Seidman, LLP (“BDO”), Alloy’s independent registered public accountants for Fiscal 2008. The Audit Committee has reviewed and discussed with management and BDO the audited and consolidated financial statements of the Company for Fiscal 2008 and BDO’s audit of the Company’s internal controls over financial reporting. In addition, the Committee has discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from BDO regarding its independence from Alloy as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with BDO the independence of that firm. In addition, the Audit Committee (i) discussed with BDO the qualifications of the partners and managers assigned to the Company’s audit, (ii) reviewed with BDO the quality control system for the U.S. accounting and audit practice to provide reasonable assurance that the audit was conducted in compliance with professional standards, and (iii) confirmed with BDO that there was appropriate continuity of personnel working on audits and availability of national office consultation.

Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Alloy’s Annual Report on Form 10-K/A for Fiscal 2008.

Members of the Audit Committee:

Peter M. Graham (Chairman)

Samuel A. Gradess

Anthony N. Fiore

Edward A. Monnier (former member of Audit Committee)

Richard E. Perlman

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to its charter, our Audit Committee was required to review and approve, in advance, any transactions occurring in Fiscal 2008 in excess of $50,000 occurring between us and our executive officers, members of the Board and beneficial holders of more than 5% of our securities, immediate family members of the foregoing and any other parties whom the Board determines to be related parties, as defined by Item 404 of Regulation S-K. We followed this policy in all instances during Fiscal 2008.

Joseph Diamond, brother of Matthew C. Diamond, our Chairman and Chief Executive Officer, is employed as the Chief Operating Officer for our Alloy Education division. Joseph Diamond’s annual base salary for Fiscal 2008 was $150,000. For services rendered during Fiscal 2007, Mr. Diamond was granted 4,182 shares of restricted stock in December 2007 and a cash bonus of $17,861. Those shares are subject to the terms and conditions of restricted stock agreements, including certain rights of repurchase, between Joseph Diamond and us. For services rendered during Fiscal 2008, Mr. Diamond was granted 9,657 shares of restricted stock in May 2009 and a cash bonus of $40,657. As of January 31, 2009, Mr. Diamond held options to purchase an aggregate of 12,124 shares of our common stock, of which 11,811 shares were exercisable on such date at varying exercise prices, and 7,934 shares of restricted stock, which are subject to rights of repurchase by us in certain circumstances as outlined in restricted stock agreements executed by Mr. Diamond and us.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

Proposal 1:	Elect Three Members To Our Board Of Directors.

On April 7, 2009, our Board of Directors, on the recommendation of the Corporate Governance and Nominating Committee, nominated James K. Johnson, Jr., Peter M. Graham and Anthony N. Fiore for re-election at the Annual Meeting. If they are re-elected, they will serve on our Board of Directors until the 2012 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. Unless authority to vote for any of the nominees named below is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Messrs. Johnson, Graham and Fiore. If any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

The affirmative vote of a plurality of the shares voted at the Annual Meeting is required to approve the directors in this class.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION OF JAMES K. JOHNSON, JR., PETER M. GRAHAM AND ANTHONY N. FIORE AS DIRECTORS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal 2:	Ratify The Appointment Of BDO Seidman, LLP As Our Independent Registered Public Accountants For The Fiscal Year Ending January 31, 2010.

We are requesting that you to ratify the Audit Committee’s selection of BDO Seidman, LLP (“BDO”), independent registered public accountants, as our independent registered public accountants for the Fiscal 2009.

Independent Registered Public Accountants

We are submitting this proposal to you because we believe that such action follows sound corporate practice. The Audit Committee has appointed BDO as our independent registered public accountants for Fiscal

2009. The Audit Committee has reviewed BDO’s independence from us as described in the “Report of the Audit Committee.” If you do not ratify the selection of BDO as independent registered public accountants, the Audit Committee will consider selecting other auditors. However, even if you ratify the selection, the Audit Committee may still appoint new independent registered public accountants at any time during the next fiscal year if it believes that such a change will be in the best interests of Alloy and our shareholders. We expect a representative of BDO to be present at the Annual Meeting to make a statement, if he or she desires, and to answer your questions.

Audit Fees

The aggregate fees billed for professional accounting services rendered by BDO for Fiscal 2008 and Fiscal 2007:

	Fiscal Year Ended January 31,
	2009		2008
Audit Fees	$690,500		$873,761
Audit Related Fees	$39,500	(1)	$99,000	(1)
Tax Fees	—		—
All Other Fees	—		—

Total Fees	$730,000		$972,761

(1)	Relate to ordinary course, recurring accounting consultations

In the above table, in accordance with the SEC definitions and rules, “audit fees” are fees billed to us for professional services for the audit of our consolidated financial statements included in the Annual Report on Form 10-K or 10-K/A, as applicable, and review of financial statements included in Quarterly Reports on Form 10-Q; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Audit-related fees” are billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and internal control over financial reporting. “Tax fees” are fees for Federal and local tax compliance, tax advice, and tax planning and advisory services.

Policy of Audit Committee on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services. The independent registered public accountants and management are required to report periodically to the Audit Committee concerning the extent of services provided by the independent registered public accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Percentage of Audit Fees Pre-Approved

During the fiscal year ended January 31, 2009, all audit and permissible non-audit services were pre-approved by the Audit Committee.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will ratify the appointment of the independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANT AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal 3:	Approve the Amended and Restated Alloy, Inc. 2007 Employee, Director and Consultant Stock Incentive Plan

We are requesting that you vote in favor of adopting amendments to our 2007 Plan which, among other things, adds 2,000,000 shares available to be granted as equity awards. If approved, the 2007 Plan will be renamed the Amended and Restated Alloy, Inc. 2007 Employee, Director and Consultant Stock Incentive Plan (the “Amended and Restated Plan”). Our Board of Directors unanimously approved the Amended and Restated Plan on May 27, 2009, subject to your approval at the Annual Meeting. The Amended and Restated Plan, if approved, will increase the total number of shares of our common stock as awards issuable by 2,000,000 shares (i.e.: from the 2,000,000 shares currently authorized under the 2007 Plan to 4,000,000 shares). The 2007 Plan is the only plan pursuant to which we issue equity based awards to our employees, directors and consultants. If approved, pursuant to the terms of the Amended and Restated Plan, we will have approximately 2,559,953 total shares available for issuance, all of which will be available for issuance as stock options, stock grants or other stock-based awards.

The Amended and Restated Plan is being submitted to you for approval at the Annual Meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code, and (ii) continued eligibility to receive a federal income tax deduction for the compensation received by our named executive officers upon the exercise of stock options issued under our Amended and Restated Plan by complying with Rule 162(m) of the Internal Revenue Code. Approval by our shareholders of the Amended and Restated Plan is also required by the NASDAQ listing rules. Our Board of Directors believes that the approval of our Amended and Restated Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants and to give us the flexibility we need to make various types of awards.

The summary chart below provides information with respect to our stock plans as of May 26, 2009. See “Equity Compensation Plan Information” set forth elsewhere in this Proxy Statement for information regarding our stock plans.

	Under the 2007 Plan	Under All Plans
Total Number of Shares Available for Issuance	559,953	559,953
Total Number of Shares Available for Issuance as Full Value Awards	94,770	94,770
Total Number of Outstanding Options (both vested and unvested)	528,692	2,073,660
Total Number of Outstanding Exercisable Options	144,081	1,470,919
Total Number of Outstanding Options Out-of-the-Money using May 26, 2009 Close Price of $5.26	144,081	1,469,669
Total Number of Outstanding Unvested Full Value Awards	288,386	455,946

The 2007 Plan and the proposed Amended and Restated Plan are identical in all respects, except that the Amended and Restated Plan (i) increases the total number of available shares from 2,000,000 to 4,000,000; (ii) deletes the limitation that no more than 1,000,000 shares may be granted as stock grants or other stock-based awards that are deemed full value awards (“Full Value Awards”); and (iii) removes the limitation that no more than 150,000 shares may be granted to any one recipient during any given fiscal year and replaces it with the limitation that no more than 350,000 options to purchase our common stock may be issued to any recipient during any given fiscal year. Generally shares of common stock reserved for awards under both the 2007 Plan and the Amended and Restated Plan that are forfeited or are canceled will be added back to the share reserve available for future awards, but shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. The following chart lists the material differences between the current 2007 Plan and the proposed Amended and Restated Plan:

	Current 2007 Plan(1)	Proposed Amended and Restated Plan(1)
Total number of shares available for issuance	2,000,000	4,000,000
Total number of share available for issuance as Full Value Awards	1,000,000	4,000,000
Total number of shares available for issuance as options and other awards that are not Full Value Awards	2,000,000	4,000,000
Maximum number of shares issuable to any recipient annually	150,000	N/A
Maximum number of options issuable to any recipient annually	N/A	350,000
Shares Canceled or Forfeited	Added back to total available shares	Added back to total available shares
Shares tendered in payment of an award or for tax purposes	Not added back to total available shares	Not added back to total available shares

(1)	Represents total number of shares available per plan parameters and does not reflect any issued awards.

Factors Considered by Our Board of Directors in Recommending Approval of the Amended and Restated Plan

Our Board of Directors believes adoption of the Amended and Restated Plan is in our best interests and those of our shareholders and recommends a vote “FOR” the approval of the Amended and Restated Plan. The following are among the factors considered in reaching this conclusion:

•

The ability to award stock-based incentive compensation is important to our ability to achieve strong performance in the future. The Amended and Restated Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and shareholder interests.

•

Our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the Amended and Restated Plan is essential to permit our management to continue to provide equity-based incentives to present and future key employees, consultants and directors.

•

By having the ability to award stock-based compensation to our employees and executive officers, we are able to effectively use equity to reward employees in lieu of cash consistent with long term shareholder value and to preserve our cash, which is particularly important during this challenging economic environment or to use it in connection with other Company initiatives, such as our stock repurchase program or acquisitions.

•

Because we determine grants of equity awards to our executives initially as a dollar amount, the decline in our stock price resulting from the economic environment has resulted in the issuance of awards for a greater number of shares. Given this fact, we believe our usage rates of equity grants are within acceptable limits.

•

If our shareholders approve the Amended and Restated Plan, the Company projects that it will have access to a sufficient number of shares to issue equity awards to all employees and directors, including all of its executive officers, for services rendered through the end of Fiscal 2010, assuming a reasonable appreciation in stock price. If the shareholders do not approve the Amended and Restated Plan the Company anticipates that it will not have sufficient shares available under the 2007 Plan to issue to equity awards to all employees, including executive officers and director services rendered in Fiscal 2009 and beyond.

•

Our credit facility with the Bank of America recognizes the potential need to have access to additional shares in that our agreement with the bank allows for the addition of 2,000,000 shares to the 2007 Plan for a total of 4,000,000 shares without the need to get further bank approval.

•

Our Board of Director’s stated intention to continue to monitor market conditions and repurchase shares from time to time in the open market at prevailing market prices as well as entertain offers received from third parties to effect privately negotiated repurchase transactions and the effect of any shares repurchased under this program serving as a counterbalance to the dilutive effect of any share issuances under the Amended and Restated Plan, if approved by our shareholders. As of April 30, 2009, the Company had approximately $5.6 million remaining authorized for repurchases.

The following is a brief summary of the Amended and Restated Plan. This summary is qualified in its entirety by reference to the text of the Amended and Restated Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

Material Features of our Amended and Restated Plan

The Amended and Restated Plan will allow us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors (approximately 1,000 people) who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and shareholder interests, and to closely link compensation with Company performance. The Amended and Restated Plan will provide an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our shareholders.

Stock Options. Stock options granted under the Amended and Restated Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options, which are not intended to meet those requirements. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement, which may not exceed 10 years. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular shareholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The Amended and Restated Plan also authorizes the grant of other types of stock-based compensation including, but not limited to, stock appreciation rights, phantom stock awards, and stock unit awards.

Amended and Restated Plan Administration. In accordance with the terms of our Amended and Restated Plan, our Board of Directors has authorized our Compensation Committee to administer the Amended and Restated Plan. The Compensation Committee may delegate part of its authority and powers under our Amended and Restated Plan to a committee of the Board or one or more of our directors and/or officers, but only the Compensation Committee (or a subcommittee thereof or the full Board) can make awards to participants who are directors or executive officers of Alloy. In accordance with the provisions of the Amended and Restated Plan, our Compensation Committee, or its designee, will determine the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the Amended and Restated Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Amended and Restated Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant. The Amended and Restated Plan does not allow for the repricing or cancellation and reissuance of stock options or other awards without the prior approval of our shareholders.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Upon a merger or other reorganization event, our Board of Directors, may, in their sole discretion, take any one or more of the following actions pursuant to our Amended and Restated Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•

in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•

provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our Amended and Restated Plan may be amended by our shareholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires shareholder approval as required by the rules of the NASDAQ Global Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Internal Revenue Code Section 422, or for any other reason is subject to obtaining such shareholder approval. In addition, if NASDAQ amends its corporate governance rules so that such rules no longer require shareholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to the NASDAQ rules, no amendment of the Amended and Restated Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin off or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding options, (b) reduce the price at which awards may be offered, or (c) extend the duration of the Amended and Restated Plan; (iii) materially expands the class of participants eligible to participate in the Amended and Restated Plan; or (iv) expands the types of awards provided under the Amended and Restated Plan shall become effective unless shareholder approval is obtained. Our Amended and Restated Plan terminates on April 11, 2017.

Federal Income Tax Consequences

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended and Restated Plan, based on the current provisions of the Internal Revenue Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended and Restated Plan are exempt from or comply with, the rules under Section 409A of the Internal Revenue Code related to nonqualified deferred compensation.

•

Incentive Stock Options: Incentive stock options are intended to qualify for treatment under Section 422 of the Internal Revenue Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

•	Non-Qualified Options:

•

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

•

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

•

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

•	Stock Grants:

•

With respect to stock grants under our Amended and Restated Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

•

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Plan Benefits

The following table sets forth the number of shares of common stock underlying outstanding exercisable and unexercisable stock options and unvested shares of restricted stock issued under the 2007 Plan for each person or group named in the table as of May 26, 2009:

Name and Position	Number of Shares of Common Stock Underlying Outstanding Awards
Matthew C. Diamond, Chief Executive Officer	219,014
James K. Johnson, Jr., Chief Operating Officer	219,014
Joseph D. Frehe, Chief Financial Officer	10,938
Gina R. DiGioia, Chief Legal Officer	15,475
Robert L. Bell, Chief Technology Officer	1,350
Peter M. Graham, Lead Independent Director	27,459
Edward A Monnier, Director	14,370
Anthony N. Fiore, Director	14,370
Jeffrey Hollender, Director	14,370
Richard E. Perlman, Director	14,370
Samuel A. Gradess, Director	0
All current executive officers as a group	465,791
All current directors who are not executive officers as a group	86,289
All employees as a group (including officers who are not executive officers)	541,032

Intended Grants Under the Amended and Restated Plan.

If the Amended and Restated Plan is approved by our shareholders the Compensation Committee intends to issue to each of our Chief Executive Officer and Chief Operating Officer in the aggregate approximately 234,235 options to purchase shares of our common stock and 156,933 shares of restricted stock, which includes to each of them: (i) approximately 234,235 options to purchase shares of our common stock, which options will vest equally over a three year period on each of March 30, 2010, 2011 and 2012; (ii) 47,506 shares of immediately vested restricted stock; and (iii) 109,427 shares of restricted stock which will vest when the closing price of our common stock trades for ten or more consecutive days at $5.05 or higher, subject to an additional time-based vesting component. For more information on these intended grants please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement. Outside of the above listed shares, we cannot determine at this time any other persons who will receive awards under the Amended and Restated Plan or the amount or types of any such awards from the remaining shares available for issuance under the Amended and Restated Plan.

On May 26, 2009, the closing market price per share of our common stock was $5.26 as reported by the NASDAQ Global Market.

For these reasons, the Board of Directors has recommended adopting our Amended and Restated 2007 Employee, Director and Consultant Stock Incentive Plan.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Amended and Restated Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDED AND RESTATED PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act, requires our directors and officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended January 31, 2008, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with in full.

Information About Shareholder Proposals

To be considered for inclusion in our Proxy Statement relating to the 2010 Annual Meeting of Shareholders, shareholder proposals must be received no later than February 8, 2010. To be considered for presentation at such meeting, although not included in our Proxy Statement, proposals must comply with our By-laws and must be received no earlier than March 24, 2010 and no later than April 23, 2010. All shareholder proposals should be marked for the attention of Secretary, Alloy, Inc., 151 West 26th Street, 11th Floor, New York, New York, 10001.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

Gina R. DiGioia
Secretary

New York, New York

May 28, 2009

EXHIBIT A

ALLOY, INC.

AMENDED AND RESTATED 2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Alloy, Inc. Amended and Restated 2007 Employee, Director and Consultant Stock Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.01 par value per share.

Company means Alloy, Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1)	If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)	If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)	If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Alloy, Inc. Amended and Restated 2007 Employee, Director and Consultant Stock Incentive Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a)	The number of Shares which may be issued from time to time pursuant to this Plan shall be 4,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 22 of the Plan.

(b)	If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued and any stock appreciation rights to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the stock appreciation right.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights;

c.	Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Options with respect to more than 350,000 Shares be granted to any Participant in any fiscal year;

d.	Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

e.	Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

a.	Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

i.	Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

ii.	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

iii.	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

iv.	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

v.	Option Term: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

b.	ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

i.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above.

ii.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

iii.	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

iv.	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)	Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)	Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Notwithstanding the foregoing, each stock appreciation right shall (i) have a base price which shall not be less than the Fair Market Value per share of Common Stock and (ii) terminate not more than ten years from the date of the grant or at such earlier time as the Agreement may provide.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the “Requirements”), to the extent applicable, and be operated in accordance with such Requirements so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the

Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 25) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section 409A of the Code.

11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination as a result of Disability, or death for which events there are special rules in Paragraphs 14 and 15, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.	Except as provided in Subparagraph (c) below, or Paragraph 14 or 15, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.

The provisions of this Paragraph, and not the provisions of Paragraph 14 or 15, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d.	A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided however that for ISOs any leave of absence granted by the Administrator of greater than ninety days unless pursuant to a contract or statute that guarantees the right to reemployment shall cause such ISO to become a Non-Qualified Option.

e.	Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

b.	A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

c.	The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

15.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

a.	In the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

b.	If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

16.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 16 and Paragraph 17 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 16 and Paragraph 17 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

17.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination as a result of Disability, or death for which events there are special rules in Paragraphs 18 and 19, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

19.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

20.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.	The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

21.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

22.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

a.

Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

b.	Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or (iii) terminate such Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate such Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company forfeiture or repurchase rights with respect to outstanding Stock Grants.

c.	Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance of the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

d.	Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs a, b or c above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 22 and, subject to Paragraph 4, its determination shall be conclusive.

e.	Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph a, b or c above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6b(iv).

23.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

24.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

25.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

26.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 27) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

27.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

28.	TERMINATION OF THE PLAN.

The Plan will terminate on April 11, 2017, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

29.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. In addition, if NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to the NASDAQ rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding Options, (b) reduce the price at which Shares or Options may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of Participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Notwithstanding the foregoing, the Administrator shall not allow, without shareholder approval, either (a) the cancellation of outstanding Options or stock appreciation rights and the grant in substitution therefore of new Stock Rights or (b) the amendment of outstanding Options or stock appreciation rights to reduce the exercise price thereof.

30.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

31.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

ALLOY, INC.

151 WEST 26TH STREET—11TH FLOOR

NEW YORK, NY 10001

PROXY CARD FOR 2009 ANNUAL MEETING OF SHAREHOLDERS

JULY 16, 2009

Alloy, Inc.’s Board of Directors Solicits This Proxy

The Notice of Meeting, Proxy Statement and Proxy Card

may be viewed online at https://materials.proxyvote.com/019855.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 8, 2009, in connection with the Annual Meeting to be held at 9:00 a.m. on Thursday, July 16, 2009 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Chrysler Center, 666 Third Avenue, New York, NY 10017, and hereby appoints Joseph D. Frehe and/or Gina R. DiGioia, each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Alloy, Inc. (the “Company”) registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2009 Annual Meeting of Shareholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization hereby given, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

This Proxy when executed will be voted in the manner directed herein.

If no direction is made, this Proxy will be voted FOR all Proposals.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

1. Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate)

NOMINEES: James K. Johnson, Jr., Peter M. Graham and Anthony N. Fiore.

2. SEE REVERSE SIDE FOR PROPOSALS. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes.

(SEE REVERSE SIDE)

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☒ Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1.	ELECTION OF DIRECTORS (See reverse).

☐	James K. Johnson, Jr.	☐	FOR	☐	WITHHELD

☐	Peter M. Graham	☐	FOR	☐	WITHHELD

☐	Anthony N. Fiore	☐	FOR	☐	WITHHELD

☐	For all nominees except as noted above.

2.	Proposal to ratify and confirm the selection of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending January 31, 2010.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Proposal to approve the Amended and Restated 2007 Employee, Director and Consultant Stock Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date:

Signature

Date:

Signature

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